                                                                      EXHIBIT 26

                                  [CSIRO LOGO]

                 CSIRO Petroleum Confidential Report No. 02-019

                                   APRIL 2002

                            PRELIMINARY REPORT ON THE
                        GEOCHEMISTRY OF SOLID BITUMENS IN
                       THE PALE SANDSTONE, SUBU-1 WELL AND
                         OUTCROP AT THE AURE SCARP, EAST
                                  PAPUAN BASIN

                        A Report to InterOil Corporation

                    S. C. George, M. Ahmed and R. A. Quezada

                        FOR FURTHER INFORMATION CONTACT:
                               Dr. Simon C. George
                                CSIRO Petroleum,
                   PO Box 136, North Ryde, NSW, Australia 1670
             Telephone: +61 2 9490 8718, Facsimile: +61 2 9490 8197
                          E-mail: Simon.George@csiro.au

                        THIS IS A CONFIDENTIAL REPORT FOR
                          RESTRICTED DISTRIBUTION ONLY

                        Copies to: InterOil Corporation
                                   (3 hard copies, 1 electronic copy)
                                   S. C. George
                                   M. Ahmed
                                   R. A. Quezada
                                   Confidential CSIRO archives (3 hard copies, 1 electronic copy)

EXECUTIVE SUMMARY

This report presents organic geochemical data and a preliminary interpretation of solid bitumens from three samples from the Eastern Papuan Basin of Papua New Guinea. The samples are from the Aure Scarp within PPL 230. Two are from the Subu-1 well (CN383 and CN360), and the third is a surface sample from the footwall of the McDowell Fault (CN746).

The solid bitumen in sample CN746, was recovered from a vein within a dark grey volcanoclastic sandstone in the footwall of the McDowell Fault scarp. CN746 was generated from an early mature Palaeogene or late Cretaceous source rock that contained predominantly terrestrial organic matter, and in particular angiosperm-derived organic matter, deposited in an oxic environment. A coal source is possible. Alteration of oil to form the solid bitumen found at the outcrop likely occurred during moderate biodegradation, once the oil reached the surface. Biodegradation of a pre-existing oil pool is an unlikely mechanism for formation of this bitumen. It may be an early, polar rich expulsion product that has migrated up the thrust and been slightly biodegraded at the surface. This solid bitumen has most similarities with the subfamily 2A of Waples and Wulff
(1996) which includes the Bwata-1 condensate. It differs from family 1 of Waples and Wulff (1996) in that it contains no or very low amounts of bicadinanes

The solid reservoir bitumen from a vug in a sandstone from Subu-1 (91.24m, CN383) was generated from a Jurassic, clay-rich, marine source rock in the peak oil window, that contained a substantial amount of coniferous terrestrial organic matter. The mechanism by which the solid bitumen formed in the sandstone vug is uncertain at present, but may relate to bacterial sulphate reduction. Sulphate-reducing bacteria are capable of biodegrading oil and precipitating framboidal pyrite. A later fresh charge of condensate composition may have overprinted the biodegraded solid bitumen in this sample. This solid bitumen has most similarities with family 3 of Waples and Wulff (1996), which includes the Iagifu oils (George et al., 1997).

The solid bitumen in a black sandstone in Subu-1 (75.57m, CN360) was generated from a marine source rock in the peak oil window that contained dominantly prokaryotic organic matter, and was possibly deposited in a calcareous-influenced depositional environment. Compared to the source of CN383, this source rock was less clay-rich and contained less terrestrial organic matter. A later fresh charge of condensate composition may have overprinted the biodegraded solid bitumen in this sample. CN360 has similarities with the oil stains extracted from Mendi Formation limestones at the Aure Scarp that were analysed by Robertson Research (1991).

CSIRO Petroleum   Interoil solid bitumen geochemistry preliminary report, Page 2

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TABLE OF CONTENTS

                                                                                         Page number
Executive Summary .....................................................................         2
Table of Contents .....................................................................         3
List of Tables ........................................................................         4
List of Figures .......................................................................         5
1 INTRODUCTION ........................................................................         6
2 EXPERIMENTAL PROCEDURE ..............................................................         8
    2.1 Solvent extraction ............................................................         8
    2.2 Asphaltene precipitation ......................................................         8
    2.3 Column chromatography .........................................................         8
    2.4 Gas Chromatography ............................................................         8
    2.5 Gas Chromatography - Mass Spectrometry (GC - MS) ..............................         9
3 RESULTS AND DISCUSSION ..............................................................        10
    3.1 Extractability and gross composition ..........................................        10
    3.2 Overall character of aliphatic and aromatic hydrocarbon fractions .............        11
    3.3 n-Alkanes, isoprenoids and alkylcyclohexanes ..................................        11
    3.4 Terpanes ......................................................................        14
    3.5 Steranes and Diasteranes ......................................................        17
    3.6 Aromatic Hydrocarbons .........................................................        19
4 INTERPRETATION ......................................................................        24
    4.1 Literature data for comparison ................................................        24
    4.2 Origin of the solid bitumen in a fossiliferous quartz sandstone, Aure Scarp
    (outcrop sample CN746) ............................................................        24
    4.3 Solid reservoir bitumen from a vug in a sandstone, 91.24m, Subu-1 (CN383) .....        26
    4.4 Solid bitumen from a black sandstone, 75.57m, Subu-1 (CN360) ..................        27
5 FUTURE GEOCHEMICAL WORK .............................................................        29
6 CONCLUSIONS .........................................................................        30
7 REFERENCES ..........................................................................        31
APPENDIX A: Peak assignments and abbreviations ........................................   10 pages
APPENDIX B: CN746 (solid bitumen from outcrop sample) mass
chromatograms and peak identifications ................................................   26 pages
APPENDIX C: CN383 (solid bitumen from vug, Subu-1, 91.24m) mass
chromatograms and peak identifications ................................................   25 pages
APPENDIX D: CN360 (solid bitumen from black sandstone, Subu-1, 75.57m) mass
chromatograms and peak identifications ................................................   25 pages

CSIRO Petroleum   Interoil solid bitumen geochemistry preliminary report, Page 3
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LIST OF TABLES

Table 1: Sample details..............................................................    6
Table 2: Extractability and fractionation data for the solid bitumens................   10
Table 3: Aliphatic hydrocarbon parameters for the solid bitumens.....................   13
Table 4: Terpane parameters for the solid bitumen samples............................   15
Table 5: Sterane and diasterane parameters for the solid bitumen samples.............   18
Table 6a: Aromatic hydrocarbon parameters for the solid bitumen samples..............   20
Table 6b: Aromatic hydrocarbon parameters for the for the solid bitumen samples
        (continued from Table 6a)....................................................   21

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LIST OF FIGURES

Figure 1: Map showing the location of the Subu-1 well and the Aure Scarp, East Papuan
      Basin, Papua New Guinea. From Slater and Dekker (1993) ..........................    7

Figure 2: Aliphatic hydrocarbon distributions of (a) CN746, (b) CN383, and (c) CN360.
      All graphs are derived from m/z 85 mass chromatograms ...........................   12

Figure 3: Distribution of alkylbenzenes, naphthalene, phenanthrene, biphenyl, dibenzothiophene and alkylated homologues in the (a) CN746 and (b) CN383 solid bitumen samples. Values calculated by the responses in the m/z 106, 120, 134,128,
      142, 156, 170, 184.1, 178, 192, 206, 220, 154, 168, 182, 184.0, 198.0 and 212 mass
      chromatograms ...................................................................   22

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1 INTRODUCTION

This report presents organic geochemical data and a preliminary interpretation of solid bitumens from three samples of the Pale Sandstone from the Eastern Papuan Basin of Papua New Guinea. The samples are from the Aure Scarp within PPL 230 (Fig. 1); two are from the Subu-1 well, and the third is a surface sample from the Ouha anticline. Details of the samples are given in Table 1.

Table 1: Sample details.

CSIRO code     Location     Depth (m) / code          Lithological description
----------     --------     ----------------          ------------------------
CN746          Outcrop         OAO3P-O3DHB       Solid bitumen in a volcanoclastic
                                                 sandstone, footwall of the McDowell
                                                 Fault, Ouha anticline.

CN383          Subu-1          91.24             Solid reservoir bitumen from a vug in a
                                                 sandstone

CN360          Subu-1          75.57             Black sandstone containing pyrite and
                                                 solid bitumen

The results of detailed organic geochemical analyses on these 3 samples are presented. Particular attention is paid to parameters that provide information about the source of the original oil that was altered to form the solid bitumens, to the maturity of the source rocks that generated the original oil, and to the mechanism by which the alteration of oil to the solid bitumen occurred. This is an interim report with a more comprehensive report to be prepared at the completion of the major multidisciplinary study. Several other studies being carried out in parallel with the organic geochemistry of the solid bitumens, which include organic petrology, diagenesis, petrophysical properties (mainly porosity and permeability), source rock potential and maturity, and strontium age dating and sedimentology of limestones and clastics in the Mesozoic-Tertiary sequence.

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                                  [SUBU-1 MAP]

Figure 1: Map showing the location of the Subu-1 well and the Aure Scarp, East Papuan Basin, Papua New Guinea. From Slater and Dekker (1993).

CSIRO Petroleum   Interoil solid bitumen geochemistry preliminary report, Page 7

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2 EXPERIMENTAL PROCEDURE

2.1 SOLVENT EXTRACTION

The three samples were solvent extracted with a mixture of dichloromethane and methanol (93:7) for 72 hours using a Soxhlet apparatus (CN746, CN360) or by direct dissolution into the solvent (CN383). An aliquot of the extractable organic matter (EOM) was blown to dryness to provide a gravimetric weight of the total EOM.

2.2 ASPHALTENE PRECIPITATION

The EOM of the sample CN746 was blown down to very small volume to which an excess of pentane was added for the precipitation of asphaltenes. The suspension was sonicated for 5 minutes and then allowed to settle in a fridge for at least 2 hours. Solid asphaltenes were separated from the soluble maltene fraction by centrifuging the suspension. The process was repeated to isolate any of the remaining maltenes from the asphaltene precipitates.

2.3 COLUMN CHROMATOGRAPHY

An accurate amount of un-evaporated EOM (CN383 = 2.9mg, CN360 = 52mg) or maltene fraction (CN746 = 12mg) was adsorbed onto alumina and all solvent was removed by gently blowing with nitrogen. The extracts were fractionated using column chromatography on silica gel (C60: 60-210 (Mu)m) below alumina. Elution with petroleum ether (40-60(Degree)C) produced the aliphatic hydrocarbon fraction, elution with a 4:1 mixture of DCM + petroleum ether produced the aromatic hydrocarbon fraction and elution by a 1:1 mixture of DCM + methanol produced the polar compounds. All solvent was evaporated from 1/10th aliquots of the aliphatic hydrocarbons, aromatic hydrocarbons and the polar compound fractions to give the total weights of the respective fractions.

2.4 GAS CHROMATOGRAPHY

Gas chromatography (GC) of the aliphatic and aromatic hydrocarbon fractions was performed on a Varian 3400 gas chromatograph equipped with a flame ionisation detector. Chromatography was carried out on a fused silica column (60 m x 0.25 mm i.d.) coated with DB5MS (modified 5% phenyl 95% methyl silicone, 0.25 (Mu)m film thickness),

CSIRO Petroleum   Interoil solid bitumen geochemistry preliminary report, Page 8 using a splitless injection technique. The oven was programmed for an initial temperature of 40(Degree)C for 2 min., followed by heating at 4(Degree)C min(-1) to 310(Degree)C, and a hold for 30 mins.

2.5 GAS CHROMATOGRAPHY - MASS SPECTROMETRY (GC - MS)

GC - MS of the aliphatic and aromatic hydrocarbon fractions was performed on a Hewlett Packard 5890 gas chromatograph interfaced to a VG AutoSpecQ Ultima (electron energy 70 eV; electron multiplier 250 V; filament current 200 (Mu) A; source temperature 250(Degree)C) tuned to 1000 resolution. Chromatography was carried out on a fused silica column (60 m x 0.25 mm i.d.) coated with DB5MS, using a splitless injection technique. The oven was programmed in two ways for different GC - MS runs: (a) for an initial temperature of 40(Degree)C for 2 min., followed by heating at 4(Degree)C min(-1) to 310(Degree)C, and (b) for an initial temperature of 40(Degree)C for 2 min., followed by heating at 20(Degree)C min(-1) to 200(Degree)C and then a second heating ramp at 2(Degree)C min(-1) to 310(Degree)C.

All the fractions were run using a magnet scan programme (m/z 50 to 550; 0.5 s/decade), using GC programme a.

The aliphatic fractions were run using a single ion monitoring (SIM) programme (SIRV_INCD), using GC programme b: (m/z 177, 183, 191, 205, 217, 218, 231.11,
231.21, 253, 259).

The aliphatic fractions were also run using two metastable reaction monitoring
(MRM) programmes (SIRV_INCD), using GC programme b:

MRM_HOPS: m/z 370, 384, 398, 412, 426, 440, 454, 468, 482-->191.

MRM_STER: m/z 358, 372, 386, 400, 414 217; 414-->231.

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3 RESULTS AND DISCUSSION

All of the gas chromatograms and mass chromatograms referred to in the text are provided in Appendices B, C and D, with peak identifications in Appendix A.

3.1 EXTRACTABILITY AND GROSS COMPOSITION

Elemental sulphur was extracted from the rocks in conjunction with organic material, and was removed prior to detailed analyses of the fractions.

Extractability and fractionation data for the three samples are given in Table
2. For CN383, 10.6% of the solid bitumen in the vug was extractable, but the small amount of solid bitumen available (33.9 mg) meant that insufficient EOM was obtained to enable asphaltene precipitation or gravimetric analysis of the aliphatic hydrocarbons, aromatic hydrocarbons and polar compound fractions. The other two samples have much lower extractabilities, and are dominated by asphaltenes or polar compounds (>45%). The aliphatic /aromatic hydrocarbon ratio of these two samples is variable, with only very low amounts of aromatic hydrocarbons being obtained from CN360 (the black sandstone).

Table 2: Extractability and fractionation data for the solid bitumens.

                                                                      CN746      CN360#   CN383#Section
                                                                      -----     -------   -------------
Weight of rock(*) or solid bitumen (g)                                 46.3      117.0      0.03385(*)
Weight of extractable organic matter (mg)                             146.0       65.4          3.6
Extractability (amount of EOM in ppm of rock ((*) or solid bitumen)   3,153        559      106,351(*)
FRACTION WEIGHTS

Asphaltenes (mg)                                                        9.4          -            -
Maltenes (mg)                                                          30.0          -            -
Aliphatic hydrocarbons (mg)                                             1.0        5.2            -
Aromatic hydrocarbons (mg)                                              4.0        0.9            -
Polars(1) (mg)                                                          2.0        9.0            -
RATIOS

Aliphatic/aromatic hydrocarbon ratio                                    0.3        5.8            -
Hydrocarbon/polar ratio                                                 2.5        0.7            -
Aliphatic hydrocarbons (% of EOM)                                      10.9       34.4            -
Aromatic hydrocarbons (% of EOM)                                       43.5        6.0            -
Polars + asphaltenes (% of EOM)                                        45.6       59.6            -

----------
# Asphaltenes not precipitated; Section Insufficient extract for gravimetric analysis of column chromatography fractions; (1)Nitrogen, sulphur and oxygen containing organic compounds soluble in n-pentane.

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3.2 OVERALL CHARACTER OF ALIPHATIC AND AROMATIC HYDROCARBON FRACTIONS

The aliphatic hydrocarbon fractions of the three samples are dominated by unresolved complex mixture (UCM) humps in the GC traces (Figs B1, C1 and D1) and the total ion chromatograms (TICs) (Figs B2, C2 and D2). The GC and TIC of the aliphatic hydrocarbon fraction of CN746 is dominated by pristane, phytane, the C(16) isoprenoid, a C(24) tetracyclic terpane and other biomarkers. Samples CN383 and CN360 contain abundant low molecular weight (C(7) - C(10)) n-alkanes, alkylcyclohexanes and methylalkylcyclohexanes. The three dominant peaks in the aliphatic hydrocarbon fraction of CN383 are 4(Beta)(H)-19-isopimarane, ent-beyerane and isopimarane (Figs C1, C2 and C6). These diterpenoids are probably derived from conifer resins (Noble et al., 1985, 1986). The aliphatic hydrocarbon fraction of CN360 contains high molecular weight n-alkanes above the UCM (Fig. D3).

The aromatic hydrocarbon fraction of CN746 contains well resolved alkylnaphthalenes, alkylphenanthrenes and other medium molecular weight hydrocarbons (Figs B1 and B2). The aromatic hydrocarbon fraction of CN383 is dominated by a UCM hump, but also contains well resolved alkylbenzenes and alkylnaphthalenes, together with an unusual acid derivative. The aromatic hydrocarbon fraction of CN360 contains mainly derivatives (methylesters?) of carboxylic acids, with very few aromatic hydrocarbons.

3.3 n-ALKANES, ISOPRENOIDS AND ALKYLCYCLOHEXANES

All three samples contain n-alkanes, although these are only abundant relative to the whole aliphatic hydrocarbon fraction in CN360. The m/z 85 mass chromatograms (Figs B3, C3 and D3) were used to calculate the distribution of n-alkanes and isoprenoids in the samples (Fig. 2). Ratios are given in Table 3.

The isoprenoid pristane is the dominant hydrocarbons in the m/z 85 mass chromatogram of CN746. The Pr/Ph ratio is very high (8.6; Table 3), suggesting deposition of terrestrial organic matter under oxic conditions (Didyk et al., 1978). High molecular weight n-alkanes in CN746 have a very strong odd-over-even carbon number predominance (CPIs >4; Table 3), indicative of an immature sample with higher plant input to the source rock. Low maturity of CN746 is also indicated by the high isoprenoid/n-alkane ratios (Table 3). Low to medium molecular weight alkylcyclohexanes (maxima at C(7) and C(14)) and low molecular weight methylalkylcyclohexanes are present in CN746 (Fig. B5).

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

                              [A CN746 BAR CHART]

                              [B CN383 BAR CHART]

                              [C CN360 BAR CHART]

Figure 2: Aliphatic hydrocarbon distributions of (a) CN746, (b) CN383, and (c) CN360. All graphs are derived from m/z 85 mass chromatograms.

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Table 3: Aliphatic hydrocarbon parameters for the solid bitumens.

  Parameter         CN746    CN383   CN360
----------------    -----    -----   -----
Pr/Ph                8.6      0.9      1.4
Pr/ n-C(17)         25.1      1.2     0.62
Ph/ n-C(18)          4.2      2.5     0.42
CPI(22-32)           4.1        -     1.13
CPI(24-32)           4.8     1.25     1.17
CPI(26-32)           5.0     0.92     1.21
CPI(26-30)           4.0     0.83     1.01
CPI 2(26-28)         6.1     0.86     1.18
CPI 2(28-30)         3.3     1.08     1.23
CPI 2(20-22)        1.01        -     1.03
n-C(31)/ n-C(19)     4.6        -      6.6
Wax index           0.37        -     0.15

                   2*(C(23) + C(25) + C(27) + C(29) + C(31))
CPI(22-32) = [ ------------------------------------------------- ]
               C(22) + 2*(C(24) + C(26) + C(28) + C(30)) + C(32)

                   2*(C(25) + C(27) + C(29) + C(31))
CPI(24-32) = [ ----------------------------------------- ]
               C(24) + 2*(C(26) + C(28) + C(30)) + C(32)

                   2*(C(27) + C(29) + C(31))
CPI(26-32) = [ --------------------------------- ]
               C(26) + 2*(C(28) + C(30)) + C(32)

                  2*(C(27) + C(29))
CPI(26-30) = [ ------------------------ ]
               C(26) + 2* C(28) + C(30)

                2 X C(27)                      2 X C(29)
CPI(26-28) = [ ----------- ] CPI 2 (28-30) [ ------------- ]
              C(26) + C(28)                  C(28) + C(30)

                  2 X C(21)
CPI 2(20-22) [ ----------------- ]
                C(20) + C(22)

              C(21) + C(22)                                C(10)
Wax Index = [-------------- ] Fractionation Index = [ --------------- ]
              C(28) + C(29)                            C(16) + C(25)

n-Alkanes in CN383 are dominated by C(8) and C(9). Similarly, the alkylcyclohexanes (C(7)-C(9) and methylalkylcyclohexanes (C(8) and C(9)) are also low molecular weight dominated (Fig. C5). Low amounts of C(10)-C(33) n-alkanes are present in CN383, despite this sample being dominated by a large UCM hump. These n-alkanes have little odd or even carbon number predominance. The Pr/Ph ratio of CN383 is close to unity but was measured on very small peaks so may be unreliable.

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Sample CN360 is also dominated by low molecular weight n-alkanes, alkylcyclohexanes and methylalkylcyclohexanes, in a similar way to CN383. However, CN360 contains a prominent maxima of high molecular weight, waxy n-alkanes (C23-C33), which have a moderate odd-over-even carbon number predominance (CPI ~ 1.1; Table 3). These distributions are consistent with derivation of the solid bitumen from a source rock of moderate maturity containing terrestrial organic matter. The isoprenoid/n-alkane ratios (0.4-0.6) support a mid oil window maturity.

3.4 TERPANES

The terpanes in the solid bitumen samples were monitored using four SIM mass chromatograms. The m/z 123 mass chromatograms show the distribution of C(14) to C(16) bicyclic sesquiterpanes, including drimane and homodrimane. Hopanes, moretanes and the tricyclic and tetracyclic terpanes were monitored using the m/z 191 mass chromatograms. The presence of any demethylhopanes was evaluated using the m/z 177 mass chromatogram, while the methylhopanes were analysed using m/z 205. MRM chromatograms were run in order to examine the distribution of the C(27) to C(35) hopanes in greater detail and to provide a cleaner distribution with less interfering peaks that complicate interpretation of the m/z 191 mass chromatogram. Various biomarker parameters related to source and maturity were calculated from the distribution of the terpanes in the SIM and MRM chromatograms and are shown in Table 4.

Bicyclic sesquiterpanes were detected in CN746 and CN383, but have substantially different distributions (Figs. B6 and C6). CN746 contains high amounts of C(15) rearranged bicyclic sesquiterpanes and drimane, whereas CN383 is dominated by homodrimane. Consequently, bicyclic sesquiterpane ratios are different (Table
4).

Tricyclic and tetracyclic terpanes were detected in all three samples, but in CN746 are dominated by unidentified C(24) tetracyclic isomers, 10 (Beta)
(H)-de-A-lupane and 10 (Beta) (H)-de- A-ursane (Fig. B6). Tricyclic terpanes are very subordinate in this sample relative to hopanes. The distribution of tricyclic and tetracyclic terpanes in CN383 and CN360 is variable. CN360 contains less tetracyclic terpanes relative to tricyclic terpanes than CN383, whereas the ratios of tricyclic and tetracyclic terpanes to hopanes is higher in CN383. The latter observation is consistent with a higher maturity of CN383. The higher C(24) tetracyclic terpane/C(23) tricyclic terpane ratios in CN746 and CN383 are consistent with greater terrestrial organic matter contribution to the source rocks of these solid bitumens, compared to the source rock of CN360 (e.g. Preston and Edwards, 2000).

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Table 4: Terpane parameters for the solid bitumen samples.

Parameter                                                                       CN746       CN383       CN360
---------                                                                       -----       -----       -----
Drimane/homodrimane                                                              4.7 S      0.55 S       n.d.
Rearranged C(15) BS/(drimane + homodrimane)                                      1.2 S      0.37 S       n.d.
C(14)BS/(drimane + homodrimane)                                                 0.77 S      0.19 S       n.d.
Ts/Tm                                                                            0.3 M       3.8 M       1.7 M
Ts/Ts+Tm                                                                        0.22 M      0.79 M      0.62 M
Tm/C(27)(Beta)                                                                   2.5 M       n.d.       12.6 M
C(29) Ts/C(29)(Alpha Beta)                                                      0.22 M      0.80 M      0.27 M
C(29) Ts/(C(29) Ts+C(29) (Alpha Beta) hopane)                                   0.18 M      0.44 M      0.21 M
C(30) */C(29) Ts                                                                 n.d.        2.4 S      0.28 S
C(29) */C(29) (Alpha Beta) hopane                                                n.d.       0.66 M      0.05 M
C(30) */C(30) (Alpha Beta) hopane                                                n.d.       0.89 M      0.06 M
C(29) 25-norhopane/C(29) (Alpha Beta)                                            n.d.        n.d.      0.030 M
C(29) (Alpha) (Beta)/((Alpha) (Beta)(Alpha) (Beta))                             0.63 M      0.79 M      0.93 M
C(30) (Alpha) (Beta)/((Alpha) (Beta)+(Beta Alpha))                              0.78 M      0.91 M      0.93 M
C(31) (Alpha) (Beta) 22S/(22S+22R)                                              0.43 M      0.57 M      0.57 M
C(32) (Alpha) (Beta) 22S/(22S+22R)                                              0.32 M      0.57 M      0.59 M
C(33) (Alpha) (Beta) 22S/(22S+22R)                                              0.46 M      0.55 M      0.62 M
% C(31) of total (Alpha) (Beta) homohopanes                                     41.1 M      41.6 S      37.1 S
% C(32) of total (Alpha) (Beta) homohopanes                                     36.0 M      26.8 S      25.0 S
% C(33) of total (Alpha) (Beta) homohopanes                                     11.2 M      17.2 S      17.2 S
% C(34) of total (Alpha) (Beta) homohopanes                                      3.4 M       8.4 S      10.1 S
% C(35) of total (Alpha) (Beta) homohopanes                                      8.3 M       6.0 S      10.6 S
C(35)/(C(35)+C(34)) homohopanes                                                 0.71 M      0.42 S      0.51 S
Homohopanes/C(30)(Alpha) (Beta)  hopane                                          0.6 M       1.2 S       2.4 S
Oleanane/C(30)(Alpha) (Beta) hopane                                             0.52 M       n.d.        n.d.
Gammacerane/C(30)(Alpha) (Beta) hopane                                          0.03 M      0.03 M     0.055 M
Ts/C(30)(Alpha) (Beta) hopane                                                    0.2 M       0.7 S       0.4 S
C(27) hopanes/C(30) (Alpha) (Beta)  hopane                                       0.7 M       1.0 S       0.5 S
28,30-BNH/C(30)(Alpha) (Beta) hopane                                             3.8 M      0.06 M      0.07 M
28,30-BNH/Ts                                                                    25.3 M      0.03 M      0.13 M
C(29)(Alpha) (Beta) hopane/C(30)(Alpha) (Beta) hopane                           0.48 M      0.46 S      0.77 S
C(31)(Alpha) (Beta) hopane/C(30)(Alpha) (Beta) hopane                           0.24 M      0.49 S      0.87 S
C(32) 2 (Alpha) methylhopanes/C(31)(Alpha) (Beta) 22S+22R Hopanes (m/z 205)      n.d.       0.21 S      0.70 S
C(26)/C(25)tricyclic terpanes                                                    n.d.        1.3 S       n.d.
C(23) tricyclic/C(30)(Alpha) (Beta) hopane                                     0.008 S      0.18 S      0.09 S
C(24) tetracyclic terpane/C(30)(Alpha) (Beta) hopane                           0.028 S      0.34 S      0.05 S
C(23)/C(21) tricyclic terpanes                                                  0.81 S      0.59 S      3.54 S
C(23-26)/C(19-21) tricyclic terpanes                                            n.d.        0.20 S       n.d.
C(24)tetracyclic terpane/C(23) tricyclic terpane                                 3.4 S       1.9 S      0.56 S
C(29) steranes/C(29)(Alpha)(Beta) hopane                                         4.6 S       2.4 S      0.70 S

Terpane abbreviations are listed in Table A1; n.d. = not determined. Ratios were calculated from MRM data (M) or SIM data (S).

CSIRO Petroleum  Interoil solid bitumen geochemistry preliminary report, Page 15

Sample CN383 contains large amounts of 4(Beta)(H)-19-isopimarane, ent-beyerane and isopimarane (Figs C1, C2 and C6). Sample CN360 contains a small amount of 4(Beta) (H)-19-isopimarane and isopimarane (Fig. D6).

Hopanes in the m/z 191 mass chromatogram of CN746 could be identified (Fig.
B7a), but are dominated by several other peaks (a-q) that are unusual components of oils (Fig.B7b). By careful examination of mass spectra from magnet scan data for this sample, and by comparison with GC retention data of Armanios (1994), some of these peaks have been identified as olean-18-ene, olean-13(18)-ene, olean-12-ene, olean-18-ene and 18(Alpha)-olean- 12-ene. Other peaks have mass spectra consistent with C(29) and C(30) triterpenes (see Figs B7 and B8, and Appendix Table A1). The peak eluting prior to C(30)(Alpha) (Beta) hopane in the m/z 412 --> 191 MRM chromatogram contains co-eluting oleanane and lupane; based on the mass spectra of this peak, lupane is subordinate in abundance relative to oleanane. Hopane distributions are much cleaner in MRM analysis, and these chromatograms (Figs B9-B11) show the high relative amount of 28,30-bisnorhopane in CN746, the high amount of moretanes ((Beta) (Alpha) hopanes) relative to (Alpha) (Beta) hopanes, the detection of C(29) to C(32) (Beta) (Beta) hopanes, and the low amounts of the 22S relative to 22R extended C(31) to C(34) homohopanes. No methylhopanes or 25-norhopanes could be detected in this sample, and bicadinanes are either absent or of very low abundance.

The significance of these triterpane distributions in CN746 are twofold. Firstly, this sample is undoubtedly of very low maturity, based on the presence of unsaturated biomarkers and (Beta) (Beta) hopanes, the high amount of 28,30-bisnorhopane, the low Ts/Tm ratio (0.3) and other non-equilibrium hopane maturity ratios (e.g. C(30) (Alpha) (Beta)/((Alpha) (Beta) + (Beta) (Alpha)) = 0.78; C(32) (Alpha) (Beta) 22S/(22S+22R) = 0.32). These ratios and the presence of oleanenes (e.g. Eneogwe et al., 2002) are consistent with a maturity in the early stage of hydrocarbon generation. Secondly, the presence of oleanane and oleanenes is strong evidence for derivation of the solid bitumen from a Cretaceous or younger source rock, as these compounds are derived from angiosperm-derived organic matter (Moldowan et al., 1994).

The hopane distribution of CN383 is quite different to CN746. It contains no unsaturated triterpenes or oleanane, but does contain high amounts of rearranged triterpanes including Ts, C(29)Ts, diahopanes (C(29)* to C(32)*) and a series of unidentified, early-eluting rearranged triterpanes that sometimes co-occur with diahopanes (Fig. C7, C8 and C9; labelled with Section ; Moldowan et al., 1991; Telnaes et al., 1992; George et al. , 1997). The C(30)*/C(30) (Alpha) (Beta) hopane ratio is 0.89. High abundances of rearranged triterpanes are found in high maturity samples, and in source rock samples deposited in oxic, clay-rich environments (e.g. Moldowan et al., 1991). Based on hopane ratios, the maturity of this sample is the highest of the three samples, as shown by equilibrium hopane maturity ratios such as C(30)(Alpha) (Beta)/ ((Alpha) (Beta) + (Beta) (Alpha)) = 0.91, and a very high Ts/Tm ratio (3.8). No 25-norhopanes and only low contents of methylhopanes were detected in this sample.

CSIRO Petroleum  Interoil solid bitumen geochemistry preliminary report, Page 16

The hopane distribution of CN360 is again different to the other two samples. It contains no unsaturated triterpenes or oleanane, and the abundance of rearranged triterpanes including Ts, C(29)Ts and diahopanes is low (Fig. D7). The C(30)*/C(30) (Alpha) (Beta) hopane ratio is 0.06. None of the early-eluting rearranged triterpanes that sometimes co-occur with diahopanes could be detected. The relative amount of homohopanes is greater in CN360 than in the other samples, and in particular C(34) and C(35) extended homohopanes are abundant (Table 4). The C(29) (Alpha) (Beta) hopane/C(30) (Alpha) (Beta) hopane ratio is higher in this sample than the others. Small amounts of 29,30-bisnorhopane and 28,30-bisnorhopane were detected in this sample by MRM analysis (Fig. D8). C(30) to C(36) 2 (Alpha) (H)-methylhopanes are abundant relative to hopanes (see m/z 205 mass chromatogram, Fig. D7) in CN360, whereas they are of much lower abundance in CN383 and could not be detected in CN746. The sum of these hopane distributions is suggestive of a marine source rock containing prokaryotic-dominated organic matter, deposited in a less clay-rich, possibly calcareous influenced depositional environment (see Subroto et al., 1991; Moldowan et al., 1992; Summons and Jahnke, 1990). Based on hopane ratios, the maturity of this sample is within the oil window, based on equilibrium hopane maturity ratios such as C(30) (Alpha) (Beta)/((Alpha) (Beta) + (Beta) (Alpha) = 0.93, but is lower than the maturity on CN383 (Ts/Tm ratio = 1.7).



3.5 STERANES AND DIASTERANES

Sterane distributions in the solid bitumen samples were monitored by SIM analyses using both the m/z 217 and m/z 218 mass chromatograms, while the diasteranes (rearranged steranes) were analysed using the m/z 217 and m/z 259 mass chromatograms. MRM chromatograms were also run, in order to examine the distribution of the C(27) to C(30) steranes, diasteranes and methylsteranes in greater detail. The MRM data provided better quality data than the SIM data, due to some interfering contaminants in the SIM chromatograms. Sterane and diasterane ratios are reported in Table 5.

The commonly occurring series of C(27) to C(29) (Alpha) (Alpha) (Alpha) and (Alpha) (Beta) (Beta) steranes and (Beta) (Alpha) and (Alpha) (Beta) diasteranes were detected in all three of the solid bitumen samples, but with different distributions. CN746 is very strongly dominated by C(29) steranes (Fig. B11), with C(29)/C(27) (Alpha) (Alpha) (Alpha) 20R steranes = 8.6. This dominance is consistent with a strong terrestrial component to the organic matter of the original source rock of the solid bitumen. No C(30) steranes or diasteranes could be identified in this sample. Diasteranes are of much lower abundance than steranes at all carbon numbers (Fig. B13). The (Alpha) (Alpha) (Alpha) 20R sterane isomers strongly dominate over other steranes, a feature typical of immature sediments. The usual doublet of peaks forming the (Alpha) (Beta) (Beta) steranes is obscured by a co-eluting peak at C(27) (peak f), C(28) (peak n) and most prominently at C(29) (peak v). These co-eluting isomers are tentatively ascribed to be (Beta) (Alpha) (Alpha) steranes, which are also characteristic of immature sediments. Based

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Table 5: Sterane and diasterane parameters for the solid bitumen samples.

Parameters                                                                         CN746        CN383          CN360
----------                                                                         ------    ------------  ------------
C(27) (Alpha)(Alpha)(Alpha)20R (% of total C (27) to C(29) (Alpha)(Alpha)(Alpha)
 20R steranes)                                                                       8.5      29.2 Section   27.5 Section
C(28) (Alpha)(Alpha)(Alpha)20R (% of total C (27) to C(29) (Alpha)(Alpha)(Alpha)
 20R steranes)                                                                      18.3      20.7 Section   19.8 Section
C(29) (Alpha)(Alpha)(Alpha)20R (% of total C (27) to C(29) (Alpha)(Alpha)(Alpha)
 20R steranes)                                                                      73.2      50.1 Section   52.7 Section
C(29) (Alpha)(Alpha)(Alpha)20R/C(27) (Alpha)(Alpha)(Alpha) 20R steranes)             8.6       1.7 Section    1.9 Section
C(28) (Alpha)(Alpha)(Alpha)20R/C(29) (Alpha)(Alpha)(Alpha) 20R steranes)             0.2       0.4 Section    0.4 Section
C(30)/(C(27)+C(28)+C(29)) (Alpha)(Alpha)(Alpha) 20R steranes (%)                    n.d.       4.1            8.0
C(27) (Alpha)(Beta)(Beta)  steranes 20S+R (% of total C(27) to C(29)
 (Alpha)(Beta)(Beta) 20R steranes)                                                   4.5      17.5           24.9
C(28) (Alpha)(Beta)(Beta)  steranes 20S+R (% of total C(27) to C(29)
 (Alpha)(Beta)(Beta)  20R steranes)                                                 26.4      24.5           21.5
C(29) (Alpha)(Beta)(Beta)  steranes 20S+R (% of total C(27) to C(29)
 (Alpha)(Beta)(Beta) 20R steranes)                                                  69.1      58.1           53.6
C(29) (Alpha)(Beta)(Beta)  steranes 20S+R /C(27) (Alpha)(Beta)(Beta)
 steranes 20S+R                                                                     15.4       3.3            2.1
C(27) steranes (% of total C(27) to C(29) regular steranes)                          8.5      19.2           28.2
C(28) steranes (% of total C(27) to C(29) regular steranes)                         21.6      23.6           21.9
C(29) steranes (% of total C(27) to C(29)  regular steranes)                        69.9      55.0           49.0
C(27) (Beta)(Alpha) diasterane 20S+R (% of total C(27) to C(29)
 (Beta)(Alpha) 20S+R diasteranes)                                                    9.7      30.8           37.0
C(28) (Beta)(Alpha) diasterane 20S+R (% of total C(27) to C(29)
 (Beta)(Alpha) 20S+R diasteranes)                                                   13.4      24.5           23.8
C(29) (Beta)(Alpha) diasterane 20S+R (% of total C(27) to C (29)
 (Beta)(Alpha)  20S+R diasteranes)                                                  76.9      44.7           39.2
C(29) / C(27) (Beta)(Alpha) diasteranes                                              7.9       1.5            1.1
C(27) (Beta)(Alpha) diasteranes/((Alpha)(Alpha)(Alpha)+(Alpha)(Beta)(Beta)
 steranes)                                                                          0.21      1.81           0.59
C(28) (Beta)(Alpha) diasteranes/((Alpha)(Alpha)(Alpha)+(Alpha)(Beta)(Beta)
 steranes)                                                                          0.11      1.30           0.51
C(29) (Beta)(Alpha) diasteranes/( (Alpha)(Alpha)(Alpha)+(Alpha)(Beta)(Beta)
 steranes)                                                                          0.20      1.02           0.37
C(27)+C(28)+C(29) (Beta)(Alpha)  diasteranes/((Alpha)(Alpha)(Alpha)+
 (Alpha)(Beta)(Beta) steranes)                                                      0.18      1.25           0.47
C(27) (Alpha)(Alpha)(Alpha) 20S/(20S+20R)                                           0.27      0.47           0.46
C(28) (Alpha)(Alpha)(Alpha) 20S/(20S+20R)                                           0.12      0.49           0.46
C(29) (Alpha)(Alpha)(Alpha) 20S/(20S+20R)                                           0.05      0.46           0.44
C(29) (Alpha)(Alpha)(Alpha) 20S/20R                                                 0.05      0.85           0.77
Vitrinite reflectance equivalent from C(29) (Alpha)(Alpha)(Alpha)  20S/20R
 (Sofer et al., 1993)                                                               0.38      0.78           0.74
C(27) (Alpha)(Beta)(Beta)/((Alpha)(Beta)(Beta)+(Alpha)(Alpha)(Alpha))               0.18      0.44           0.44
C(28) (Alpha)(Beta)(Beta)/((Alpha)(Beta)(Beta)+(Alpha)(Alpha)(Alpha))               0.42      0.56           0.51
C(29) (Alpha)(Beta)(Beta)/((Alpha)(Beta)(Beta)+(Alpha)(Alpha)(Alpha))               0.34      0.57           0.56
C(27) (Beta)(Alpha) diasterane 20S/(20S+20R)                                        0.48      0.61           0.57
C(28) (Beta)(Alpha) diasterane 20S/(20S+20R)                                        0.45      0.71           0.61
C(29) (Beta)(Alpha) diasterane 20S/(20S+20R)                                        0.49      0.61           0.59

Sterane and diasterane abbreviations are listed in Table A2. Ratios were calculated from MRM data, except those indicated Section which were calculated from SIM data. n.d. = not determined.

CSIRO Petroleum Interoil solid bitumen geochemistry preliminary report, Page 18 on a calibration of the C(29) (Alpha) (Alpha) (Alpha) 20S/20R ratio (Sofer et al., 1993), the maturity of this sample is estimated to be about 0.4% vitrinite reflectance equivalent (VRE).

Samples CN383 and CN360 have relatively similar steranes and diasterane distributions, which are less C(29) dominated, contain more diasteranes and appear more thermally mature than CN746 (Figs. C11 and D11). In both samples C(29) steranes are about twice as abundant as C(27) steranes, but diasteranes have a more even carbon number distribution (Table 5). Both samples contain C(30) steranes, but these are more abundant in CN360 than in CN383, suggesting a greater marine influence in CN360. The main difference between these samples is that diasterane/sterane ratios are higher in CN383 than in CN360. The higher diasterane content of CN383 might reflect a higher maturity of this sample, but this is not supported by other sterane maturity parameters (Table 5) which indicate that CN383 and CN360 have fairly similar maturities, with CN383 only slightly more mature (based on a calibration of the C(29) (Alpha) (Alpha) (Alpha) 20S/20R ratio, CN383 = 0.78% VRE, CN360 = 0.74% VRE). Therefore, the higher diasterane content of CN383 is considered to reflect generation from a more clay-rich source rock than CN360, consistent with the observation of more rearranged hopanes in CN383.

3.6 AROMATIC HYDROCARBONS

For the solid bitumen samples, eight major classes of aromatic hydrocarbons were monitored to assess variations in thermal maturity and to characterise source-related geochemical parameters. These compound classes included the alkylbenzenes, alkylnaphthalenes, alkylphenanthrenes, alkylbiphenyls, alkylfluorenes, alkylpyrenes, alkylfluoranthenes and alkyldibenzothiophenes. All chromatograms are included in Appendices B, C and D. A wide variety of source and maturity related parameters were calculated from the integrated SIM mass chromatograms and are reported in Table 6. Abbreviations for aromatic hydrocarbons are defined in Appendix Table A4. Only very low amounts of aromatic hydrocarbons were detected in CN360, so the aromatic hydrocarbon distributions in this sample are not considered further.

CN746 contains dominantly alkylphenanthrenes and alkylnaphthalenes, with lesser amounts of alkylbiphenyls and alkyldibenzothiophenes (Fig. 3a). CN383 is dominated by very high relative abundances of C(2) alkylbenzenes, and moderate abundances of C(3) and C(4) alkylbenzenes, alkylnaphthalenes and alkylphenanthrenes, and low amounts of the alkylbiphenyls and alkyldibenzothiophenes (Fig. 3b)

The distribution of alkylbenzenes in CN746 is typical of biodegraded oils, with strong dominance of 1,2,3-trimethylbenzene and 1,2,3,4-tetramethylbenzene (Fig. B16; George et al., 2002). This distribution could also be caused by inheritance of a biological

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

Table 6a: Aromatic hydrocarbon parameters for the solid bitumen samples.

Parameters                                                        CN746    CN383
----------                                                        -----    -----
TMBI-1 (1,3,5-TMB/[1,3,5-TMB+1,2,3-TMB])                           0.25     0.46
TMBI-2 (1,2,4-TMB/[1,2,4-TMB+1,2,3-TMB])                           0.39     0.73
MEBI-1 (1M3EB+1M4EB)/(1M3EB+1M4EB+1M2EB])                             -     0.78
TeMBI-x (1,2,3,5-TeMB/[1,2,3,5-TeMB+1,2,3,4-TeMB])                 0.36     0.58
TeMBI-y (1,2,4,5-TeMB/[1,2,4,5-TeMB+1,2,3,4-TeMB])                 0.11     0.49
Methylnaphthalene ratio (MNR: 2-MN/1-MN)                           0.62      1.5
Naphthalene/(Sigma)methylnaphthalenes                              0.26     1.11
Ethylnaphthalene ratio (ENR: 2-EN/1-EN)                             1.1      3.8
DNR-1 ([2,6-+2,7-DMN]/1,5-DMN)                                      1.8      6.0
DNR-2 (2,7-DMN/1,8-DMN)                                              16       43
DNR-3 (2,6-DMN/1,8-DMN)                                              13       47
DNR-x ([2,6-+2,7-DMN]/1,6-DMN)                                     0.71      1.3
DNR-y ([2,6-+2,7-DMN]/[2,6-+2,7-DMN+1,3+1,7-DMN])                  0.30     0.48
DNR-z (1,5-/[1,5-+1,2-DMN)                                         0.46     0.44
TNR-1 (2,3,6-TMN/[1,4,6-+1,3,5-TMN])                               0.55     0.99
TNR-2 ([2,3,6-+1,3,7-TMN]/[1,4,6-+1,3,5-+1,3,6-TMN])               0.54     0.88
TNRs ([1,3,7-+2,3,6-TMN]/1,3,6-TMN)                                1.03     1.59
TNR-x (1,2,5-TMN/[1,2,5-+1,2,4-+1,2,3-TMN])                        0.61     1.00
Log (1,2,5-TMN/1,3,6-TMN)                                         -0.14    -0.24
Log (1,2,7-TMN/1,3,7-TMN)                                         -0.36    -0.27
TeMNR-1 (2,3,6,7-TeMN/1,2,3,6-TeMN)                                0.38        -
(1,2,5,6+1,2,3,5-TeMN)/1,2,3,6-TeMN                                 2.2        -
TMNr (1,3,7-TMN/[1,3,7-+1,2,5-TMN])                                0.42     0.58
TeMNr (1,3,6,7-TeMN/[1,3,6,7+1,2,5,6-TeMN])                        0.60        -
PMNr (1,2,4,6,7-PMN/[1,2,4,6,7+1,2,3,5,6-PMN])                     0.40        -
HPI (Higher plant index) ([Retene + Cadalene +                                 -
IP-iHMN]/1,3,6,7-TeMN)                                              4.1
% IP-iHMN (of total Retene + Cadalene + IP-iHMN)                    0.3        -
% Cadalene (of total Retene + Cadalene + IP-iHMN)                  95.6        -
% Retene (of total Retene + Cadalene + IP-iHMN)                     4.1        -
HPP (Higher plant parameter) (Retene /[Retene + Cadalene])         0.04        -

                                                    .......Continued in Table 6b

For compound abbreviations see Table A4.

TMBI = trimethylbenzene index, MEBI = methylethylbenzene index, TeMBI = tetramethylbenzene index, DNR = dimethylnaphthalene ratio, TNR = trimethylnaphthalene ratio; TeMNr = tetramethylnaphthalene ratio; PMNr = pentamethylnaphthalene ratio

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Table 6b: Aromatic hydrocarbon parameters for the for the solid bitumen samples
(continued from Table 6a).

Parameters                                                        CN746     CN383
----------                                                        -----     -----
Methylphenanthrene Index (MPI-1)
=1.5*[3-MP+2-MP]/[P+9-MP+1-MP])                                    0.44     0.69
Calculated vitrinite reflectance %Rc (MPI-1)
 0.6*MPI-1+0.4 (for Ro <1.35), from Radke and Welte, 1983          0.66     0.82
Methylphenanthrene distribution fraction (MPDF)
=(3-MP+2-MP)/(Sigma)MPs                                            0.44     0.55
1-MP/9-MP                                                          0.80     0.70
log (1-MP/9-MP)                                                   -0.10    -0.16
Methylphenanthrene Ratio (MPR)=2-MP/1-MP                           1.01      1.7
Calculated vitrinite reflectance %Rc (MPR)
=0.99*log MPR+0.94, from Radke et al., 1984                        0.94      1.2
Dimethylphenanthrene ratio (DPR) = (3,5-+2,6-DMP+2,7-DMP)/
(1,3-+3,9-+2,10-+3,10-DMP+1,6-+2,9-+2,5-DMP)                       0.28     0.45
Log (1,7-DMP/1,3-+3,9-+2,10-+3,10-DMP)                            -0.43    -0.51
DPR-x (1,7-DMP/1,7-+1,3-+3,9-+2,10-+3,10-DMP)                      0.27     0.24
Log (Retene/9-MP)                                                  -1.7     0.16
Fluoranthene/(fluoranthene + pyrene)                               0.47     0.32
Methylpyrene index (MPyI2)=2-MPy/1-+4-MPy
from Garrigues et al., 1988                                        0.32     0.31
3-MBp/Bp                                                           0.82     0.39
Methylbiphenyl ratio (MBp)=3-MBp/2-MBp,
from Alexander et al. (1986)                                         37     10.1
3-MBp/4-MBp                                                         3.3      2.4
Dimethylbiphenyl ratio (DMBpR-x)=3,5-DMBp/2,5-DMBp,
from Cumbers et al. , 1987                                            -      5.7
Dimethylbiphenyl ratio (DMBpR-y)=3,3'-DMBp/2,3'-DMBp,
from Cumbers et al. , 1987                                            -      8.0
Phenanthrene/dibenzothiophene                                       7.1      8.5
Dibenzothiophene/phenanthrene                                      0.14     0.12
Methyldibenzothiophene Ratio (MDR)=4-MDBT/1-MDBT                    2.6        -
Calculated vitrinite reflectance %Rc (MDR)
=0.073*MDR+0.51, from Radke, 1988                                   0.7        -
Dimethyldibenzothiophene Ratio (DMDR)
=4,6-DMDBT/3,6-+2,6-DMDBT                                          0.64        -
Dibenzothiophene/1,3,6,7-TeMN                                       5.8      0.8
Dibenzothiophene/1,2,5,6-+1,2,3,5-TeMN                              8.8      0.8

For compound abbreviations see Table A4.

CSIRO Petroleum  Interoil solid bitumen geochemistry preliminary report, Page 21

                                [A CN746 CHART]

                                [B CN383 CHART]

Figure 3: Distribution of alkylbenzenes, naphthalene, phenanthrene, biphenyl, dibenzothiophene and alkylated homologues in the (a) CN746 and (b) CN383 solid bitumen samples. Values calculated by the responses in the m/z 106, 120, 134, 128, 142, 156, 170, 184.1, 178, 192, 206, 220, 154, 168, 182, 184.0, 198.0 and
212 mass chromatograms.

CSIRO Petroleum Interoil solid bitumen geochemistry preliminary report, Page 22 signature dominated by these isomers. In contrast, the distribution of alkylbenzenes in CN383 is typical of non-biodegraded oils, with, for example, dominance of 1,2,4- trimethylbenzene (Fig. C16).

All the alkylnaphthalene maturity parameters show that CN383 has a significantly greater maturity than CN746 (Table 6a). Based on calibrations of DNR-1 and TNR-2 published by Radke et al. (1994), CN746 has VRE values of 0.65% and 0.72%, whereas CN383 has VRE values of 1.03 % and 0.93%. A similar maturity difference is also indicated by the alkylphenanthrene maturity parameters (Table 6b), although the exact VRE value depends on the ratio and calibration chosen. Based on the well known methylphenanthrene index, VRE = 0.66% for CN746, 0.82% for CN383. The only anomaly in the maturity indicators are the alkylbiphenyl ratios, which suggest a rather lower maturity for CN383 than other parameters.

The peak due to 1,2,7-TMN is small in both samples, and therefore the parameter [log (1,2,7-TMN/1,3,7-TMN)] is lower than the benchmark value of -0.4, above which an angiosperm higher plant contribution to the organic matter from which the oil was generated may be suspected (Strachan et al., 1988). This contrasts with the biomarker information on sample CN746, which shows lots of evidence for angiosperm input, with high oleanane and oleanene abundances. The reason for this apparent discrepancy is probably the low maturity of CN746, which has meant that aromatisation processes that lead to the formation of 1,2,7-TMN have not occurred to any great extent (Strachan et al., 1988).

Phenanthrene/dibenzothiophene ratios are high (>7), and alkyldibenzothiophenes could not be detected in CN383. Thus, despite the high elemental sulphur content of these rocks, little sulphur has been entrained as organic sulphur compounds in the solid bitumen.

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

4 INTERPRETATION

4.1 LITERATURE DATA FOR COMPARISON

There are several previously published papers or released reports on crude oils, seep oils fluid inclusion oils and extracted oils that can be used for comparison with the geochemistry of the solid bitumens analysed in this study. These are:

      1. Robertson Research (1991): geochemistry of oil stained rocks from the Aure Scarp.

      2. Waples and Wulff (1996): classified Papuan Basin oils and seeps into 5 major families, with various sub-families.

      3. George et al. (1997): published data on Iagifu DST oils (Jurassic sourced) and Iagifu and P'nyang inclusion oils (possible Cretaceous source).

      4. Volk et al. (2001): report to Interoil on fluid inclusion oil from Barune Sandstone: probable Cretaceous-sourced oil.

4.2 ORIGIN OF THE SOLID BITUMEN IN A VOLCANOCLASTIC SANDSTONE, MCDOWELL SCARP (OUTCROP SAMPLE CN746)

Under the microscope in reflected white light, the bitumen in CN746 appears homogeneous and is associated with framboidal pyrite. Reflectance is low and darkens with time under immersion oil.

CN746 is characterised by an aliphatic hydrocarbon fraction dominated by a UCM hump, and lack of most low to medium molecular weight n-alkanes. The presence of isoprenoids, biomarkers and residual high molecular weight n-alkanes suggests that most of the n-alkanes in this sample have been removed by biodegradation. Alkylcyclohexanes also appear to have been affected by biodegradation. The aromatic hydrocarbon fraction of CN746 contains altered alkylbenzene distributions, but alkylnaphthalenes, alkylphenanthrenes and other aromatic hydrocarbons are abundant. Therefore it can be surmised that biodegradation reached a level sufficient to remove n-alkanes, but not to significantly alter isoprenoids, hopanes, steranes or aromatic hydrocarbons. This alteration is approximately equivalent to the moderate biodegradation level 3 quoted by Volkman et al. (1984) and Trolio et al. (1999). It is likely that this biodegradation occurred after the original oil migrated to the surface (at outcrop).

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

CN746 is also characterised by the presence of unsaturated hydrocarbons, including C(24) tetracyclic terpenes, various oleanene isomers and other C(29) and C(30) triterpenes. Additionally, ring degraded lupanes and ursanes, and oleanane and lupane are present in this sample. No C(30) steranes could be detected, and bicadinanes are either absent or of very low abundance. Sterane distributions strongly favour C(29) and C(27) diasteranes and rearranged hopanes are of very low abundance, the n-alkanes present have a very strong odd-over-even carbon number predominance, and the Pr/Ph ratio is 8.6. All these parameters point to generation of the oil from which the bitumen formed from a strongly terrestrially-dominated, low maturity source rock, deposited in an oxic environment. This source rock contained angiosperm organic matter, so is likely to have been Cretaceous or younger (Moldowan et al., 1994). The absence or very low abundance of bicadinanes suggests an age older than Oligocene/Miocene (Waples and Wulff, 1996), at which time dipterocarpaceae plants evolved in PNG (these give rise to bicadinanes). Therefore, a Palaeogene or late Cretaceous source is a strong possibility. It should be noted, however, that the absence of biomarkers such as bicadinanes is a weak age constraint, as a source rock may contain no input from the particular precursor vegetation that gives rise to bicadinanes.

CN746 bitumen has most similarities with the subfamily 2A of Waples and Wulff
(1996) which includes the Bwata-1 condensate. The published Pr/Ph ratio of Bwata-1 condensate is 6.4 which is similar to that of CN746, although apparently Bwata-1 condensate does not contain the alkenes seen in CN746. Sample CN746 does not resemble the three samples from the Aure Scarp (two Ieru/Chim Formations, one Mendi Formation) that were analysed by Robertson Research (1991), nor the inclusion oils from the Barune Sandstone (Volk et al., 2001) or the Toro Sandstone (George et al., 1997). Biomarker distributions clearly show that CN746 was not derived from a Jurassic source rock which is thought to have sourced the Iagifu oils in the Papuan fold belt (George et al., 1997).

One alternative explanation is that the CN746 bitumen was formed from the biodegradation of a mature oil and that the immature biomarkers of the bitumen were picked up as the original oil migrated past organic-rich, low maturity source rocks to the surface. An argument against this theory is that all the maturity parameters that could be measured for the solid bitumen, including hopane, sterane, alkylnaphthalene, alkylphenanthrene and methyldibenzothiophene ratios indicate a maturity in the early oil window, 0.6-0.7% VRE. This consistency of maturity parameters suggests generation from a genuine, early oil-window source rock.

In summary, the solid bitumen sample CN746 was generated from an early mature, Palaeogene or late Cretaceous source rock that contained predominantly terrestrial organic matter, and in particular angiosperm-derived organic matter, deposited in an oxic

CSIRO Petroleum Interoil solid bitumen geochemistry preliminary report, Page 25 environment. A coal source is possible. Alteration of oil to form the solid bitumen found at the outcrop likely occurred during moderate biodegradation, once the oil reached the surface. Biodegradation of a pre-existing oil column is an unlikely mechanism for formation of this bitumen. It may be an early, polar rich expulsion product that has migrated up a thrust and been slightly biodegraded at the surface.

4.3 SOLID RESERVOIR BITUMEN FROM A VUG IN A SANDSTONE, 91.24M, SUBU-1 (CN383)

Both aliphatic and aromatic hydrocarbon fractions of CN383 show evidence for significant biodegradation. Most of the n-alkanes, isoprenoids, alkylcyclohexanes and medium to high molecular weight aromatic hydrocarbons have been removed, leaving biomarkers as the predominant group of compounds in the TIC. This alteration is approximately equivalent to the biodegradation level 5 quoted by Volkman et al. (1984) and Trolio et al. (1999). CN383 also contains evidence for a separate generation of non-degraded, low molecular weight oil. Thus, C(7) - C(9) n-alkenes, alkylcyclohexanes and alkylbenzenes are present in this sample in high abundance. It is likely that the solid bitumen in the vug is mainly represented by the strongly biodegraded portion of the extract, but that solvent extraction has also removed a fresh charge of condensate composition from this sample. Insufficient data on the non-biodegraded portion of this extract makes it difficult to further characterise this charge.

The biodegraded component of CN383 contains large amounts of 4(beta)(H)-19-isopimarane, ent-beyerane and isopimarane, which are diterpenoids that are probably derived from conifer resins (Noble et al., 1985, 1986). Biomarker distributions are strongly dominated by rearranged triterpanes, including Ts, C(29) Ts, diahopanes and a series of unidentified, early-eluting rearranged triterpanes that sometimes co-occur with diahopanes (Moldowan et al., 1991; Telnaes et al., 1992; George et al., 1997), and by diasteranes. C(29) steranes dominate over C(27) steranes, and C(30) steranes are present. These distributions are typical of a clay-rich marine source rock containing a substantial amount of coniferous terrestrial organic matter. No oleananes or bicadinanes could be detected in CN383. This sample has most similarities with family 3 of Waples and Wulff (1996), which includes the lagifu oils (George et al., 1997). These are believed to be derived from Jurassic source rocks. Sample CN383 does not resemble the three samples from the Aure Scarp (two leru/Chim Formations, one Mendi Formation) that were analysed by Robertson Research
(1991), nor the inclusion oils from the Barune Sandstone (Volk et al., 2001) or the Toro Sandstone (George et al., 1997).

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

Most biomarker and aromatic thermal-maturity dependent ratios show that the biodegraded component of CN383 has a peak oil generative window maturity, 0.8 - 1.0% VRE.

In summary, the solid reservoir bitumen from a vug in Subu-1 (CN383) was generated from a Jurassic, clay-rich, marine source rock in the peak of the oil window that contained a substantial amount of coniferous terrestrial organic matter. The mechanism by which the solid bitumen formed in the sandstone vug is uncertain at present, but may relate to bacterial sulphate reduction. Sulphate-reducing bacteria are capable of biodegrading oil and precipitating framboidal pyrite (e.g. Wilkes et al., 2000). A later fresh charge of condensate to the host rock may have overprinted the composition of biodegraded solid bitumen in this sample.

4.4 SOLID BITUMEN FROM A BLACK SANDSTONE, 75.57M, SUBU-1 (CN360)

Surprisingly, solid bitumen extracted from the porespace of a black sandstone less than 16m higher in Subu-1 (CN360) has a significantly different composition compared to the vug bitumen (CN383). CN360 appears to be less biodegraded, with high molecular weight n-alkanes present above a UCM hump. This distribution may indicate extraction of 2 generations of bitumen form this sandstone: a highly biodegraded phase, and a slightly biodegraded phase. Additionally, CN360 also contains evidence for a separate generation of non-degraded, low molecular weight oil. Thus, C(7)-C(9) alkene and alkylcyclohexanes are present in this sample in high abundance and with a similar composition as in CN383, again perhaps representing a fresh charge of condensate composition in this sample.

Aromatic hydrocarbons are virtually absent from the extract of CN360. The biomarker composition of CN360 is significantly different compared to the vug bitumen (CN383). In particular, CN360 has a low content of diahopanes and rearranged hopanes, lower diasterane/sterane ratios, a higher relative abundance of C(34) and C(35) homohopanes, 2(alpha)(H)- methylhopanes and C(30) steranes, and a higher C(29) (Alpha)(Beta) hopane/C(38) (Alpha)(Beta) hopane ratio. Additionally, 29,30-bisnorhopane was detected in CN360, whereas this biomarker was not detected in CN383. CN360 contains less tetracyclic terpanes relative to tricyclic terpanes. The sum of these terpane and sterane distributions is suggestive of a marine source rock containing prokaryotic-dominated organic matter, less terrestrial organic matter, deposited in a less clay-rich, possibly calcareous-influenced depositional environment. No oleananes or bicadinanes could be detected in CN360, so there is no evidence for angiosperm plants or dipterocarpaceae plants. However, the small amount of diterpenoids detected in CN360 is consistent with some conifer resin input into the source rock. The maturity of CN360 is somewhat less than CN383, but is still in the peak oil window (~0.8% VRE).

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
CN360 has similarities with the oil stains extracted from Mendi Formation limestones at the Aure Scarp that were analysed by Robertson Research (1991). In particular, the Ts/Tm ratio, the relative amounts of tricyclic and tetracyclic terpanes, the C(29) (A)(B) hopane/C(29) (A)(B) hopane ratio, the sterane and diasterane distribution and the relative abundance of C(34) and C(35) homohopanes appear similar, although this is based on a qualitative visual comparison of chromatograms. In these respects, CN360 also has some similarities in hopane and sterane content to the inclusion oil from the Toro Sandstone at Iagifu (George et al., 1997), and the inclusion oil from the Barune Sandstone (Volk et al., 2001), although these contain oleanane so may be of younger source age than CN360. It should be noted, however, that the absence of a biomarker such as oleanane is a very weak age constraint, as a Cretaceous or Tertiary marine source rock may contain little angiosperm-derived terrestrial organic matter, and therefore would not contain oleanane.

Overall, CN360 is dissimilar to the other two samples from the Aure Scarp (Ieru/Chim Formations) that were analysed by Robertson Research (1991), and to the Iagifu oils (George et al., 1997). At this stage it is not possible to relate CN360 to any of the oil families defined by Waples and Wulff (1996).

In summary, the solid bitumen in the black sandstone in Subu-1 (CN360) was generated from a marine source rock in the peak oil window that contained dominantly prokaryotic organic matter, and was possibly deposited in a calcareous-influenced depositional environment. Compared to the source of CN383, this source rock was less clay-rich and contained less terrestrial organic matter. A later fresh charge of condensate composition may have overprinted the biodegraded solid bitumen in this sample.

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

5 FUTURE GEOCHEMICAL WORK

      1. Analyse more solid bitumens and EOMs from Subu-1, as well as from Subu-2, using GC and GC-MS to ascertain (a) the extent of variability in the source of the bitumens, (b) the extent of variability in maturity of the solid bitumens, and (c) the geochemical characterisation and prevalence of the apparently fresh generation of condensate, so as to determine whether this is a natural hydrocarbon charge or a contaminant introduced from drilling mud additives.

      2. Investigate the significance of the organic acid derivatives that occur in the aromatic hydrocarbon fractions of the two samples analysed from Subu-1.

      3. Reconstruct pre-biodegradation signatures of some of the solid bitumens using asphaltene pyrolysis.

      4. Ascertain the source potential of the fine grained rock section(s) in Subu-1 and Subu-2 in terms of the quality and maturity of their organic matter.

      5. Carry out a carbon isotopic study of extracts and fractions of solid bitumens to aid in interpretation of their genesis. In particular, this will help in relating the solid bitumens in the Subu wells and in the outcrop to the oil and oil seep data provided by Waples and Wulff (1996).

      6. Carry out a sulphur isotopic study of elemental sulphur, organic sulphur, pyrite and any sulphate to aid in interpretation of the role sulphur played in bitumen formation.

      7. Carry out a Molecular Composition of Inclusions (MCI) study on one interval from Subu-1 (114.85m; CN392) in order to characterise pristine oil trapped prior to solid bitumen formation.

      8. Analyse Puri-1 oil and Bwata-1 condensate under the same analytical conditions as the solid bitumens, in order to more confidently compare their geochemical compositions and origins.

      9. Correlate and compare all the solid bitumens, extracts, Puri-1 oil, Bwata-1 condensate and the potential source rock extracts in terms of their molecular and isotopic distribution patterns, and integrate the findings with other CSIRO data generated in this project and with the regional geological framework to locate the probable migration pathways and locations of prospective hydrocarbon occurrences.

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

6 CONCLUSIONS

Solid bitumen in a volcanoclastic sandstone, McDowell Scarp (outcrop sample
CN746)

The solid bitumen in sample CN746 was generated from an early mature, Palaeogene or late Cretaceous source rock that contained predominantly terrestrial organic matter, and in particular angiosperm-derived organic matter, deposited in an oxic environment. A coal source is possible. Alteration of oil to form the solid bitumen found at the outcrop likely occurred during moderate biodegradation, once the oil reached the surface. Biodegradation of a pre-existing oil column is an unlikely mechanism for formation of this bitumen. It may be an early, polar rich expulsion product that has migrated up a thrust and been slightly biodegraded at the surface. This solid bitumen has most similarities with the subfamily 2A of Waples and Wulff (1996) which includes the Bwata-1 condensate.

Solid reservoir bitumen from a vug in a sandstone, 91.24m, Subu-1 (CN383)

The solid reservoir bitumen from a vug was generated from a Jurassic, clay-rich, marine source rock in the peak oil window that contained a substantial amount of coniferous terrestrial organic matter. The mechanism by which the solid bitumen formed in the sandstone vug is uncertain at present, but may relate to bacterial sulphate reduction. Sulphate-reducing bacteria are capable of biodegrading oil and precipitating framboidal pyrite. A later fresh charge of condensate composition may have overprinted the biodegraded solid bitumen in this sample. This solid bitumen has most similarities with family 3 of Waples and Wulff
(1996), which includes the Iagifu oils (George et al., 1997).

Solid bitumen from a black sandstone, 75.57m, Subu-1 (CN360)

The solid bitumen in the black sandstone in Subu-1 (CN360) was generated from a marine source rock in the peak oil window that contained dominantly prokaryotic organic matter, and was possibly deposited in a calcareous-influenced depositional environment. Compared to the source of CN383, this source rock was less clay-rich and contained less terrestrial organic matter. A later fresh charge of condensate composition may have overprinted the biodegraded solid bitumen in this sample. CN360 has similarities with the oil stains extracted from Mendi Formation limestones at the Aure Scarp that were analysed by Robertson Research (1991).

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7 REFERENCES

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Moldowan, J. M., Lee, C. Y., Sundararaman, P., Salvatori, T., Alajbeg, A.,
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Moldowan, J. M., Dahl, J., Huizinga, B. J., Fago, F. J., Hickey, L. J., Peakman,
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Noble, R., Alexander, R., Kagi, R. I. and Knox, J. (1985b) Tetracyclic
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  distributions in lacustrine oils. Organic Geochemistry 18, 785-789.

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                                   APPENDIX A

                       PEAK ASSIGNMENTS AND ABBREVIATIONS

CSIRO Petroleum  Interoil solid bitumen geochemistry preliminary report, Page Ai

TABLE OF CONTENTS

Table A1: Peak assignments for terpanes in the m/z 123, 191, 177 and 205 mass and MRM chromatograms.

Table A2: Peak assignments for steranes, diasteranes and methylsteranes in the m/z 217, 218, 259 and 231 mass chromatograms and MRM chromatograms.

Table A3: Peak assignments for triaromatic steroids in the m/z 231 mass chromatogram.

Table A4: Peak abbreviations for aromatic hydrocarbons, with the diagnostic m/z ions.

CSIRO Petroleum Interoil solid bitumen geochemistry preliminary report, Page Aii

Table A1: Peak assignments for terpanes in the m/z 123, 191, 177 and 205 mass and MRM chromatograms.

Peak                          Terpane assignments
----                          -------------------
BS                            Bicyclic sesquiterpane

C(29) Section                 C(29) rearranged triterpane

Ts                            C(27)18(Alpha)(H),22,29,30-trisnorneohopane

TNH                           C(27)17(Alpha)(H),18(Alpha)(H),21(beta)(H)-trisnorhopane

C(30) Section                 C(30)rearranged triterpane

Tm                            C(27)17(Alpha)(H),22,29,30-trisnorhopane

C(27)(Beta)                   C(27)17(beta)(H),22,29,30-trisnorhopane

25,30-BNH                     C(28)17(Alpha)(H),25,30-bisnorhopane

29,30-BNH                     C(28)17(Alpha)(H),29,30-bisnorhopane

28,30-BNH                     C(28)28,30-bisnorhopane

25-nor                        C(29)25-nor-17(Alpha)(H)-hopane

C(29)*                        C(29)17(Alpha)(H)-diahopane

C(31)Section                  C(31)rearranged triterpane

C(29) (Alpha)(Beta)           17(Alpha)(H),21(Beta)(H)-30-norhopane

C(29)Ts                       18(Alpha)(H)-30-norneohopane

C(30)*                        C(30)17(Alpha)(H)-diahopane

C(29) (Beta)(Alpha)           17(Beta)(H),21(Alpha)(H)-30-norhopane

C(30)25-nor S                 C(30)25-nor-17(Alpha)(H)-hopane (22S)

C(30)25-nor R                 C(30)25-nor-17(Alpha)(H)-hopane (22R)

Oleanane                      18(Alpha)(H)-oleanane (+ 18(beta)(H)-oleanane)

C(30) (Alpha)(Beta)           17(Alpha)(H),21(Beta)(H)-hopane

C(30) (Beta)(Alpha)           17(Beta)(H),21(Alpha)(H)-hopane

C(31)*                        C(31)17(Alpha)(H)-diahopane

C(31) (Alpha)(Beta) 22S       17(Alpha)(H),21(Beta)(H)-homohopane (22S)

C(31) (Alpha)(Beta) 22R       17(Alpha)(H),21(Beta)(H)-homohopane (22R)

G                             Gammacerane

C(31) (Beta)(Alpha) 22S+R     17(Beta)(H),21(Alpha)(H)-homohopane (22S and 22R)

C(32)*                        C(32)17(Alpha) (H)-diahopane

C(32) (Alpha)(Beta) 22S       17(Alpha)(H),21(Beta)(H)-bishomohopane (22S)

C(32) (Alpha)(Beta) 22R       17(Alpha)(H),21(Beta)(H)-bishomohopane (22R)

C(33) (Alpha)(Beta) 22S       17(Alpha)(H),21(Beta)(H)-trishomohopane (22S)

C(33) (Alpha)(Beta) 22R       17(Alpha)(H),21(Beta)(H)-trishomohopane (22R)

C(34) (Alpha)(Beta) 22S       17(Alpha)(H),21(Beta)(H)-tetrakishomohopane (22S)

C(34) (Alpha)(Beta) 22R       17(Alpha)(H),21(Beta)(H)-tetrakishomohopane (22R)

C(35) (Alpha)(Beta) 22S       17(Alpha)(H),21(Beta)(H)-pentakishomohopane (22S)

C(35) (Alpha)(Beta) 22R       17(Alpha)(H),21(Beta)(H)-pentakishomohopane (22R)

2(Alpha)(Me)                  2(Alpha)-methylhopane

    Continued...

CSIRO Petroleum  Interoil solid bitumen geochemistry preliminary report, Page A1

Table A1 (Continued): Peak assignments for terpanes in the m/z 123, 191, 177 and 205 mass and MRM chromatograms.

Peak                Terpane assignments                                 Evidence
----                -------------------------                           --------
a                   C(29) triterpene (unidentified)                     MS

b                   Olean-18-ene                                        MS, GC RT

c                   C(30) triterpene (D:A-Friedolean-6-ene ??)          MS (tentative)

d                   C(30) triterpene (unidentified)                     MS

e                   C(30) triterpene (unidentified)                     MS

f                   C(30) triterpene (ursene? + ?)                      MS

g                   C(30) triterpene (diene?: unidentified)             MS

h                   Olean-13(18)-ene                                    MS, GC RT

i                   Olean-12-ene + ?                                    MS, GC RT

j                   Olean-18-ene                                        MS, GC RT

k                   Olean-11,13(18)-diene?                              MS

l                   C(29) hopane (28-nor-17(Alpha)(h)-hopane??          MS

m                   18(Alpha)-Olean-12-ene                              MS, GC RT

n                   C(30) triterpene (probably diploptene)              MS

o                   C(30) triterpene (D:C-Friedours-7-ene??)            MS

p                   C(30) triterpene                                    MS

q                   C(29) triterpane??                                  MS

C(29) (Beta)(Beta)  17(Beta)(H),21(Beta)(H)-30-norhopane                MS, GC RT

C(30) (Beta)(Beta)  17(Beta)(H),21(Beta)(H)-norhopane                   MS, GC RT

C(31) (Beta)(Beta)  17(Beta)(H),21(Beta)(H)-homohopane                  MS, GC RT

C(32) (Beta)(Beta)  17(Beta)(H),21(Beta)(H)-bishomohopane               MS, GC RT

Oleanene identifications partly based on GC retention times from Armanios
(1994).

CSIRO Petroleum  Interoil solid bitumen geochemistry preliminary report, Page A2

Table A2: Peak assignments for steranes, diasteranes and methylsteranes in the m/z 217, 218, 259 and 231 mass chromatograms and MRM chromatograms.

Peak        Sterane, diasterane and methylsterane assignments                      Abbreviation
----        -------------------------------------------------                      ------------
a           13(Beta)(H),17(Alpha)(H)-diacholestane (20S)                           C(27)(Beta)(Alpha) 20S diasterane

b           13(Beta)(H),17(Alpha)(H)-diacholestane (20R)                           C(27)(Beta)(Alpha) 20R diasterane

c           13(Alpha)(H),17(Beta)(H)-diacholestane (20S)                           C(27)(Alpha)(Beta) 20S diasterane

d           13(Alpha)(H),17(Beta)(H)-diacholestane (20R)                           C(27)(Alpha)(Beta) 20R diasterane

e           5(Alpha)(H),14(Alpha)(H),17(Alpha)(H)-cholestane (20S)                 C(27)(Alpha)(Alpha)(Alpha) 20S sterane

f           5(Alpha)(H),14(Beta)(H),17(Beta)(H)-cholestane (20R)                   C(27)(Alpha)(Beta)(Beta) 20R sterane

g           5(Alpha)(H),14(Beta)(H),17(Beta)(H)-cholestane (20S)                   C(27)(Alpha)(Beta)(Beta) 20S sterane

h           5(Alpha) (H),14(Alpha)(H), 17(Beta)(H)-cholestane (20R)                C(27)(Alpha)(Alpha)(Alpha) 20R sterane

i           24-methyl-13(Beta)(H),17(Alpha)(H)-diacholestane (20S)*                C(28)(Beta)(Alpha) 20S diasterane

j           24-methyl-13(Beta)(H),17(Alpha)(H)-diacholestane (20R)*                C(28)(Beta)(Alpha)20R diasterane

k           24-methyl-13(Alpha)(H),17(Beta) (H)-diacholestane (20S)                C(28)(Alpha)(Beta)20S diasterane

l           24-methyl-13(Alpha)(H),17(Beta)(H)-diacholestane (20R)*                C(28)(Alpha)(Beta) 20R diasterane

m           24-methyl-5(Alpha)(H),14(Alpha)(H),17(Alpha)(H)-cholestane(20S)*       C(28)(Alpha)(Alpha)(Alpha) 20S sterane

n           24-methyl-5(Alpha)(H),14(Beta)(H),17(Beta)(H)-cholestane (20R)         C(28)(Alpha)(Beta)(Beta) 20R sterane

o           24-methyl-5(Alpha)(H),14(Beta)(H),17(Beta)(H)-cholestane (20S)         C(28)(Alpha)(Beta)(Beta) 20S sterane

p           24-methyl-5(Alpha)(H),14(Alpha)(H),17(Alpha)(H)-cholestane (20R)       C(28)(Alpha)(Alpha)(Alpha) 20R sterane

q           24-ethyl-13(Beta)(H),17(Alpha)(H)-diacholestane (20S)                  C(29)(Beta)(Alpha) 20S diasterane

r           24-ethyl-13(Beta)(H),17(Alpha)(H)-diacholestane (20R)                  C(29)(Beta)(Alpha) 20R diasterane

s           24-ethyl-13(Alpha)(H),17(Beta)(H)-diacholestane (20S)                  C(29)(Alpha)(Beta) 20S diasterane

t           24-ethyl-13(Alpha)(H),17(Beta)(H)-diacholestane (20R)                  C(29)(Alpha)(Beta) 20R diasterane

u           24-ethyl-5(Alpha)(H),14(Alpha),(H)17(Alpha) (H)-cholestane (20S)       C(29)(Alpha)(Alpha)(Alpha) 20S sterane

v           24-ethyl-5(Alpha)(H),14(Beta)(H),17(Beta)(H)-cholestane (20R)          C(29) (Alpha)(Beta)(Beta) 20R sterane

w           24-ethyl-5(Alpha)(H),14(Beta)(H),17(Beta)(H)-cholestane (20S)          C(29)(Alpha)(Beta)(Beta)20S sterane

x           24-ethyl-5(Alpha)(H),14(Alpha)(H), 17(Alpha)(H)-cholestane (20R)       C(29)(Alpha)(Alpha)(Alpha) 20R sterane

y           24-n-propyl-13(Beta)(H),17(Alpha)(H)-diacholestane (20S)               C(30)(Beta)(Alpha)20S diasterane

z           24-n-propyl-13(Beta)(H),17(Alpha)(H)-diacholestane (20R)               C(30)(Beta)(Alpha)20R diasterane

A           24-n-propyl-5(Alpha)(H),14(Alpha)(H), 17(Alpha)(H)-cholestane (20S)    C(30)(Alpha)(Alpha)(Alpha) 20S sterane

B           24-n-propyl-5(Alpha)(H),14(Beta)(H), 17(Beta)(H)-cholestane (20R)      C(30)(Alpha)(Beta)(Beta) 20R sterane

C           24-n-propyl-5(Alpha)(H),14(Beta)(H), 17(Beta)(H)-cholestane (20S)      C(30)(Alpha)(Beta)(Beta) 20S sterane

D           24-n-propyl-5(Alpha)(H),14(Alpha)(H), 17(Alpha)(H)-cholestane (20R)    C(30)(Alpha)(Alpha)(Alpha) 20R sterane


* = isomeric peaks (24S and 24R).

     Continued...

CSIRO Petroleum  Interoil solid bitumen geochemistry preliminary report, Page A3

Table A2 (Continued): Peak assignments for steranes, diasteranes and methylsteranes in the m/z 217, 218, 259 and 231 mass chromatograms and MRM chromatograms.

Peak         Sterane, diasterane and methylsterane assignments           Abbreviation
----         -------------------------------------------------           ------------
E            2(Alpha)-methyl-24-ethylcholestane (20S)                    2(Alpha)-methyl 20S

F            3(Beta)-methyl-24-ethylcholestane (20S)                     3(Beta)-methyl 20S

G            2(Alpha)-methyl-24-ethylcholestane (14(Beta),17(Beta)(H),   2(Alpha)-methyl (Beta)(Beta) 20R
             20R)

H            2(Alpha)-methyl-24-ethylcholestane (14(Beta),17(Beta)(H),   2(Alpha)-methyl (Beta)(Beta) 20S
             20S)

I            3(Beta)-methyl-24-ethylcholestane (14(Beta),17(Beta)(H),    3(Beta)-methyl (Beta)(Beta) 20R
             20R)

J            3(Beta)-methyl-24-ethylcholestane (14(Beta),17(Beta)(H),    3(Beta)-methyl (Beta)(Beta) 20S
             20S)

K            4(Alpha)-methyl-24-ethylcholestane (20S)                    4(Alpha)-methyl 20S

L            4(Alpha)-methyl-24-ethylcholestane (14(Beta),17(Beta)(H),   4(Alpha)-methyl (Beta)(Beta) 20R
             20R)

M            4(Alpha)-methyl-24-ethylcholestane (14(Beta),17(Beta)(H),   4(Alpha)-methyl (Beta)(Beta) 20S
             20S)

N            2(Alpha)-methyl-24-ethylcholestane (20R)                    2(Alpha)-methyl 20R

O            3(Beta)-methyl-24-ethylcholestane (20R)                     3(Beta)-methyl 20R

P            4(Alpha), 23S, 24S-trimethylcholestane (20R)                4(Alpha),23S,24S dinost 20R

Q            4(Alpha), 23S, 24R-trimethylcholestane (20R)                4(Alpha),23S,24R dinost 20R

R            4(Alpha)-methyl-24-ethylcholestane (20R)                    4(Alpha)-methyl 20R

S            4(Alpha), 23R, 24R-trimethylcholestane (20R)                4(Alpha),23R,24R dinost 20R

T            4(Alpha), 23R, 24S-trimethylcholestane (20R)                4(Alpha),23R,24S dinost 20R


dinost = dinosterane isomers

Table A3: Peak assignments for triaromatic steroids in the m/z 231 mass chromatogram.

Peak       Name of Sterane with the Same Side Chain (X) Structure            Carbon Number
----       ------------------------------------------------------            -------------
1          pregnane (X = ethyl)                                                      20
2          20-methylpregnane (X = 2-propyl)                                          21
3          20-ethylpregnanes (X = 2-butyl)*                                          22
4          cholestane (20S)                                                          26
5          cholestane (20R) + ergostane (20S)                                        26, 27
6          24-ethylcholestane (20S)                                                  28
7          24-methylcholestane (20R)                                                 27
8          24-ethylcholestane (20R)                                                  28
9          24-n-propylcholestane (20S)**                                             29
10         24-n-propylcholestane (20R)                                               29

* = epimeric peaks a and b at C(20).

** = epimeric peaks a and b at C(24).

CSIRO Petroleum  Interoil solid bitumen geochemistry preliminary report, Page A4

Table A4: Peak abbreviations for the aromatic hydrocarbons, with diagnostic m/z ions.

Aromatic compound assignment                       Abbreviation                               Ion
----------------------------                       ------------                               ---
Ethylbenzene                                       EB                                         106

meta- and para-Xylene                              m-+p-xylene                                106

ortho-Xylene                                       o-xylene                                   106

Isopropylbenzene                                   iPB                                        120

n-Propylbenzene                                    nPB                                        120

1-Methyl-3-ethylbenzene                            1M3EB                                      120

1-Methyl-4-ethylbenzene                            1M4EB                                      120

1,3,5-Trimethylbenzene                             1,3,5-TMB                                  120

1-Methyl-2-ethylbenzene                            1M2EB                                      120

1,2,4-Trimethylbenzene                             1,2,4-TMB                                  120

1,2,3-Trimethylbenzene                             1,2,3-TMB                                  120

Isobutylbenzene                                    iBB                                        134

sec-Butylbenzene                                   sBB                                        134

1-Methyl-3-isopropylbenzene                        1M3IB                                      134

1-Methyl-4-isopropylbenzene                        1M4IB                                      134

1-Methyl-2-isopropylbenzene                        1M2IB                                      134

1,3-Diethylbenzene                                 1,3-DEB                                    134

1-Methyl-3-propylbenzene                           1M3PB                                      134

1-Methyl-4-propylbenzene                           1M4PB                                      134

1,4-Diethylbenzene                                 1,4-DEB                                    134

n-Butylbenzene                                     nBB                                        134

1,2-Diethylbenzene                                 1,2-DEB                                    134

1,3-Dimethyl-5-ethylbenzene                        1,3-D5EB                                   134

1-Methyl-2-propylbenzene                           1M2PB                                      134

1,4-Dimethyl-2-ethylbenzene                        1,4-D2EB                                   134

1,3-Dimethyl-4-ethylbenzene                        1,3-D4EB                                   134

1,2-Dimethyl-4-ethylbenzene                        1,2-D4EB                                   134

1,3-Dimethyl-2-ethylbenzene                        1,3-D2EB                                   134

1,2-Dimethyl-3-ethylbenzene                        1,2-D3EB                                   134

1,2,4,5-Tetramethylbenzene                         1,2,4,5-TeMB                               134

1,2,3,5-Tetramethylbenzene                         1,2,3,5-TeMB                               134

1,2,3,4-Tetramethylbenzene                         1,2,3,4-TeMB                               134

    Continued...

CSIRO Petroleum  Interoil solid bitumen geochemistry preliminary report, Page A5

Table A4 (Continued): Peak abbreviations for the aromatic hydrocarbons, with the diagnostic m/z ions.

Aromatic compound assignment                             Abbreviation                            Ion
----------------------------                             ------------                            ---
Naphthalene                                              N                                       128

2-Methylnaphthalene                                      2-MN                                    142

1-Methylnaphthalene                                      1-MN                                    142

2-Ethylnaphthalene                                       2-EN                                    156

1-Ethylnaphthalene                                       1-EN                                    156

2,6-Dimethylnaphthalene                                  2,6-DMN                                 156

2,7-Dimethylnaphthalene                                  2,7-DMN                                 156

1,3- and 1,7-Dimethylnaphthalene                         1,3- and 1,7-DMN                        156

1,6-Dimethylnaphthalene                                  1,6-DMN                                 156

1,4- and 2,3-Dimethylnaphthalene                         1,4- and 2,3-DMN                        156

1,5-Dimethylnaphthalene                                  1,5-DMN                                 156

1,2-Dimethylnaphthalene                                  1,2-DMN                                 156

1,8-Dimethylnaphthalene                                  1,8-DMN                                 156

1,3,7-Trimethylnaphthalene                               1,3,7-TMN                               170

1,3,6-Trimethylnaphthalene                               1,3,6-TMN                               170

1,3,5- and 1,4,6-Trimethylnaphthalene                    1,3,5- and 1,4,6-TMN                    170

2,3,6-Trimethylnaphthalene                               2,3,6-TMN                               170

1,2,7-Trimethylnaphthalene                               1,2,7-TMN                               170

1,6,7-Trimethylnaphthalene                               1,6,7-TMN                               170

1,2,6-Trimethylnaphthalene                               1,2,6-TMN                               170

1,2,4-Trimethylnaphthalene                               1,2,4-TMN                               170

1,2,5-Trimethylnaphthalene                               1,2,5-TMN                               170

1,2,3-Trimethylnaphthalene                               1,2,3-TMN                               170

1,3,6,7-Tetramethylnaphthalene                           1,3,6,7-TeMN                            184

1,2,4,6-, 1,2,4,7- and                                   1,2,4,6-, 1,2,4,7- and                  184
1,4,6,7-Tetramethylnaphthalene                           1,4,6,7-TeMN

1,2,5,7-Tetramethylnaphthalene                           1,2,5,7-TeMN                            184

2,3,6,7-Tetramethylnaphthalene                           2,3,6,7-TeMN                            184

1,2,6,7-Tetramethylnaphthalene                           1,2,6,7-TeMN                            184

1,2,3,7-Tetramethylnaphthalene                           1,2,3,7-TeMN                            184

1,2,3,6-Tetramethylnaphthalene                           1,2,3,6-TeMN                            184

1,2,5,6- and 1,2,3,5-Tetramethylnaphthalene              1,3,6,7- and 1,2,3,5-TeMN               184

    Continued...

CSIRO Petroleum  Interoil solid bitumen geochemistry preliminary report, Page A6

Table A4 (Continued): Peak abbreviations for the aromatic hydrocarbons, with the diagnostic m/z ions.

Aromatic compound assignment                               Abbreviation                           Ion
----------------------------                               ------------                           ---
1,2,4,6,7-Pentamethylnaphthalenes                          1,2,4,6,7-PMN                          198

1,2,3,5,7-Pentamethylnaphthalenes                          1,2,3,5,7-PMN                          198

1,2,3,6,7-Pentamethylnaphthalenes                          1,2,3,6,7-PMN                          198

1,2,3,5,6-Pentamethylnaphthalenes                          1,2,3,5,6-PMN                          198

Phenanthrene                                               P                                      178

3-Methylphenanthrene                                       3-MP                                   192

2-Methylphenanthrene                                       2-MP                                   192

9-Methylphenanthrene                                       9-MP                                   192

1-Methylphenanthrene                                       1-MP                                   192

3-Ethylphenanthrene                                        3-EP                                   206

9-, 2- and 1 + Ethylphenanthrene +                         9-EP, 2-EP, 1-EP, 3,6-DMP              206
3,6-Dimethylphenanthene

3,5- and 2,6-Dimethylphenanthrene                          3,5- and 2,6-DMP                       206

2,7-Dimethylphenanthrene                                   2,7-DMP                                206

1,3-, 3,9-, 2,10- and 3,10-Dimethylphenanthrene            1,3-, 3,9-, 2,10- and 3,10-            206

1,6-, 2,9- and 2,5-Dimethylphenanthrene                    1,6-, 2,9- and 2,5-DMP                 206

1,7-Dimethylphenanthrene                                   1,7-DMP                                206

2,3-, 1,9-, 4,9- and 4,10-Dimethylphenanthrene             2,3-, 1,9-, 4,9- and 4,10-DMP          206

1,8-Dimethylphenanthrene                                   1,8-DMP                                206

1,2-Dimethylphenanthrene                                   1,2-DMP                                206

Trimethylphenanthrenes                                     TMPs                                   220

Tetramethylphenanthrenes                                   TeMPs                                  234

1-Isohexyl-2-methyl-6-isopropylnaphthalene                 i-HMN                                  197

Biphenyl                                                   Bp                                     154

2-Methylbiphenyl                                           2-MBp                                  168

Diphenylmethane                                            DPM                                    168

3-Methylbiphenyl                                           3-MBp                                  168

4-Methylbiphenyl                                           4-MBp                                  168

Dibenzofuran                                               DBF                                    168

2,3'-Dimethylbiphenyl                                      2,3'-DMBp                              182

2,5-Dimethylbiphenyl                                       2,5-DMBp                               182

2,4- + 2,4'-Dimethylbiphenyl                               2,4- + 2,4'-DMBp                       182

2,3-Dimethylbiphenyl                                       2,3-DMBp                               182

3-Methyldiphenylmethane                                    3-MDPM                                 182

4-Methyldiphenylmethane                                    4-MDPM                                 182

3-Ethylbiphenyl                                            3-EBp                                  182

3,5-Dimethylbiphenyl                                       3,5-DMBp                               182

    Continued...

CSIRO Petroleum  Interoil solid bitumen geochemistry preliminary report, Page A7

Table A4 (Continued): Peak abbreviations for the aromatic hydrocarbons, with the diagnostic m/z ions.

Aromatic compound assignment                       Abbreviation                              Ion
----------------------------                       ------------                              ---
3,3'-Dimethylbiphenyl                              3,3'-DMBp                                 182

4-Ethylbiphenyl                                    4-EBp                                     182

3,4'-Dimethylbiphenyl                              3,4'-DMBp                                 182

4,4'-Dimethylbiphenyl                              4,4'-DMBp                                 182

Fluorene                                           Fl                                        166

2-Methylfluorene                                   2-MFl                                     180

3-Methylfluorene                                   3-MFl                                     180

1-Methylfluorene                                   1-MFl                                     180

4-Methylfluorene                                   4-MFl                                     180

Fluoranthene                                       Fa                                        202

Pyrene                                             Py                                        202

Methylfluoranthenes                                MFa                                       216

2-Methylpyrene                                     2-MPy                                     216

4-Methylpyrene                                     4-MPy                                     216

1-Methylpyrene                                     1-MPy                                     216

Dibenzothiophene                                   DBT                                       184

4-Methyldibenzothiophene                           4-MDBT                                    198

2-Methyldibenzothiophene                           2-MDBT                                    198

3-Methyldibenzothiophene                           3-MDBT                                    198

1-Methyldibenzothiophene                           1-MDBT                                    198

4-Ethyldibenzothiophene                            4-ETDBT                                   212

4,6-Dimethyldibenzothiophene                       4,6-DMDBT                                 212

2,4-Dimethyldibenzothiophene                       2,4-DMDBT                                 212

2,6-Dimethyldibenzothiophene                       2,6-DMDBT                                 212

3,6-Dimethyldibenzothiophene                       3,6-DMDBT                                 212

3,7-Dimethyldibenzothiophene                       3,7-DMDBT                                 212

1,4-Dimethyldibenzothiophene                       1,4-DMDBT                                 212

1,6-Dimethyldibenzothiophene                       1,6-DMDBT                                 212

1,8-Dimethyldibenzothiophene                       1,8-DMDBT                                 212

1,3-Dimethyldibenzothiophene                       1,3-DMDBT                                 212

1,9-Dimethyldibenzothiophene                       1,9-DMDBT                                 212

1,2-Dimethyldibenzothiophene                       1,2-DMDBT                                 212

CSIRO Petroleum  Interoil solid bitumen geochemistry preliminary report, Page A8

                                   APPENDIX B

                   CN746 (SOLID BITUMEN FROM OUTCROP SAMPLE)

                       PEAK ASSIGNMENTS AND ABBREVIATIONS

CSIRO Petroleum  Interoil solid bitumen geochemistry preliminary report, Page Bi

                     [A: FID, ALIPHATIC HYDROCARBONS CHART]

                     [B: FID, AROMATIC HYDROCARBONS CHART]

Figure B1: Gas chromatograms (FID) for the bitumen outcrop sample (CN746), showing (a) the distribution of aliphatic hydrocarbons and (b) the distribution of aromatic hydrocarbons. UCM = undifferentiated complex mixture.

CSIRO Petroleum             Interoil, bitumen sample CN746 from outcrop, Page B1

                     [A: TIC, ALIPHATIC HYDROCARBONS CHART]

                     [B: TIC, AROMATIC HYDROCARBONS CHART]

Figure B2: Total ion chromatograms (TIC) for the bitumen outcrop sample (CN746), showing (a) the distribution of aliphatic hydrocarbons and (b) the distribution of aromatic hydrocarbons. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C(13) isoprenoid, etc.

CSIRO Petroleum             Interoil, bitumen sample CN746 from outcrop, Page B2

                               [N-ALKANES CHART]

                                    [CHART]

Figure B3: Partial m/z 85.10 mass chromatograms for the bitumen outcrop sample (CN746), showing the distribution of n-alkanes, methylalkanes and isoprenoids. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C(13) isoprenoid, etc.

CSIRO Petroleum             Interoil, bitumen sample CN746 from outcrop, Page B3

                              [ISOPRENOIDS CHART]

                                    [CHART]

                                    [CHART]

Figure B4: Partial m/z 113.13 and 125.13 mass chromatograms for the bitumen outcrop sample (CN746), showing the distribution of isoprenoids and
(Beta)-carotane. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C(13) isoprenoid, etc.

CSIRO Petroleum             Interoil, bitumen sample CN746 from outcrop, Page B4

                           [N-ALKYLCYCLOHEXANES CHART]

                         [METHYLALKYLCYCLOHEXANES CHART]

Figure B5: Partial m/z 83.09 and 97.10 mass chromatograms for the bitumen outcrop sample (CN746), showing the distribution of (a) n-alkylcyclohexanes and
(b) methylalkylcyclohexanes. Numbers refer to n-alkylcyclohexane and methylalkylcyclohexane chain length. Peaks marked with "x" are due to n-alkane interference.

CSIRO Petroleum             Interoil, bitumen sample CN746 from outcrop, Page B5

                         [BICYCLIC SESQUITERPANES CHART]

                   [TRICYCLIC AND TETRACYCLIC TERPANES CHART]

Figure B6: Partial m/z 123.12 and 191.18 mass chromatograms for the bitumen outcrop sample (CN746), showing the distribution of (a) C(14) to C(16) bicyclic sesquiterpanes and (b) tricyclic/tetracyclic terpanes. 14b refers to C(14) bicyclic sesquiterpanes, 19/3 refers to C(19) tricyclic terpane, 24/4 refers to C24 tetracyclic terpane, and so on. dL = 10 (Beta) (H)-de-A- lupane, dU =
10 (Beta) (H)-de-A-ursane

CSIRO Petroleum             Interoil, bitumen sample CN746 from outcrop, Page B6

                                [HOPANES CHART]

                            [DEMETHYLHOPANES CHART]

                             [METHYLHOPANES CHART]

Figure B7a: Partial m/z 191.18, 177.16 and 205.20 mass chromatograms for the bitumen outcrop sample (CN746), showing the distribution of (a) hopanes, (b) demethylhopanes and (c) methylhopanes respectively. Hopane abbreviations are listed in Table A1, together with identifications of unusual hopanes, hopenes and oleanenes (a-r).

CSIRO Petroleum              Interoil, bitumen sample CN746 from outcrop, Page B7

                                 [a: TIC CHART]

                                     [CHART]

                                     [CHART]

Figure B7b: Partial TIC, and m/z 191.18 and 410.4 mass chromatograms for the bitumen outcrop sample (CN746), showing the distribution of unusual hopanes, hopenes and oleanenes. Data acquired using a magnet scan programme and linear heating rate. Hopane abbreviations are listed in Table A1, together with identifications of unusual hopanes, hopenes and oleanenes (a-r).

CSIRO Petroleum              Interoil, bitumen sample CN746 from outcrop, Page B8

                              [C(27) HOPANES CHART]

                              [C(28) HOPANES CHART]

                              [C(29) HOPANES CHART]

Figure B8: Partial MRM chromatograms (m/z 370.4, 384.4, and 398.4 -- 191.2) for the bitumen outcrop sample (CN746), showing the distribution of (a) C(27), (b) C(28) and (c) C(29) hopanes. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum              Interoil, bitumen sample CN746 from outcrop, Page B9

                              [C(30) HOPANES CHART]

                              [C(31) HOPANES CHART]

                              [C(32) HOPANES CHART]

Figure B9: Partial MRM chromatograms (m/z 412.4, 426.4, and 440.4 --> 191.2) for the bitumen outcrop sample (CN746), showing the distribution of (a) C(30), (b) C(31) and (c) C(32) hopanes. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum              Interoil, bitumen sample CN746 from outcrop, Page B10

                              [C(33) HOPANES CHART]

                              [C(34) HOPANES CHART]

                              [C(35) HOPANES CHART]

Figure B10: Partial MRM chromatograms (m/z 454.5, 468.5, and 482.5 --> 191.2) for the bitumen outcrop sample (CN746), showing the distribution of (a) C(33),
(b) C(34) and (c) C(35) hopanes. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum              Interoil, bitumen sample CN746 from outcrop, Page B11

                        [STERANES AND DIASTERANES CHART]

                                [STERANES CHART]

Figure B11: Partial m/z (a) 217.20 and (b) 218.20 mass chromatograms for the bitumen outcrop sample (CN746), showing the distribution of steranes and diasteranes. Sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum              Interoil, bitumen sample CN746 from outcrop, Page B12

                               [DIASTERANES CHART]

                             [METHYLSTERANES CHART]

Figure B12: Partial m/z (a) 259.24 and (b) 231.21 mass chromatograms for the bitumen outcrop sample (CN746), showing the distribution of diasteranes and methylsteranes. Sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum              Interoil, bitumen sample CN746 from outcrop, Page B13

                     [C(27) STERANES AND DIASTERANES CHART]

                     [C(28) STERANES AND DIASTERANES CHART]

                     [C(29) STERANES AND DIASTERANES CHART]

Figure B13: Partial MRM chromatograms (m/z 372.4, 386.4, and 400.4 --> 217.2) for the bitumen outcrop sample (CN746), showing the distribution of (a) C(27),
(b) C(28) and (c) C(29) steranes and diasteranes. Sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum              Interoil, bitumen sample CN746 from outcrop, Page B14

                     [C(26) STERANES AND DIASTERANES CHART]

         [C(30) STERANES AND DIASTERANES (24-N-PROPYLCHOLESTANES) CHART]

                          [C(30) METHYLSTERANES CHART]

Figure B14: Partial MRM chromatograms (m/z 358.4, 414.4 --> 217.2; 414.4 -->
231.2) for the bitumen outcrop sample (CN746), showing the distribution of (a) C(26) and (b) C(30) steranes and diasteranes, and (c) C(30) methylsteranes. Sterane, diasterane and methylsterane abbreviations are listed in Table A2.

CSIRO Petroleum              Interoil, bitumen sample CN746 from outcrop, Page B15

                                 [HOPANES CHART]

                        [STERANES AND DIASTERANES CHART]

Figure B15: Partial added MRM chromatograms for the bitumen outcrop sample (CN746), showing (a) the distribution of C(27) to C(35) hopanes (m/z 370.4 +
384.4 + 398.4 + 412.4 + 426.4 + 440.4 + 454.4 + 468.4 + 4820.4 --> 191.2), and
(b) the distribution of C(27) to C(29) steranes and diasteranes (m/z 372.4 +
386.4 + 400.4 --> 217.2). Hopane abbreviations are listed in Table A1, sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum              Interoil, bitumen sample CN746 from outcrop, Page B16

                           [C(2) ALKYLBENZENES CHART]

                           [C(3) ALKYLBENZENES CHART]

                           [C(4) ALKYLBENZENES CHART]

Figure B16: Partial m/z 106.08, 120.09 and 134.11 mass chromatograms for the bitumen outcrop sample (CN746), showing the distribution of (a) C(2) (ALKYLBENZENES), (b) C(3) (ALKYLBENZENES) and (c) C(4) (ALKYLBENZENES) respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen sample CN746 from outcrop, Page B17

                               [NAPHTHALENE CHART]

                           [METHYLNAPHTHALENES CHART]

                         [C(2) ALKYLNAPHTHALENES CHART]

Figure B17: Partial m/z 128.06, 142.08 and 156.09 mass chromatograms for the bitumen outcrop sample (CN746), showing the distribution of (a) naphthalene, (b) methylnaphthalenes and (c) ethylnaphthalenes and dimethylnaphthalenes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen sample CN746 from outcrop, Page B18

                         [C(3) ALKYLNAPHTHALENES CHART]

                         [C(4) ALKYLNAPHTHALENES CHART]

                         [C(5) ALKYLNAPHTHALENES CHART]

Figure B18: Partial m/z 170.11, 184.13 and 198.14 mass chromatograms for the bitumen outcrop sample (CN746), showing the distribution of (a) trimethylnaphthalenes, (b) tetramethylnaphthalenes and (c) pentamethylnaphthalenes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen sample CN746 from outcrop, Page B19

                                     [CHART]

                                     [CHART]

                                     [CHART]

Figure B19: Partial m/z 197.13, 183.12 and 198.14 mass chromatograms for the bitumen outcrop sample (CN746), showing the distribution of (a) iso-hexylmethylnaphthalene, and (b) and (c) cadalene.

CSIRO Petroleum              Interoil, bitumen sample CN746 from outcrop, Page B20

                              [PHENANTHRENE CHART]

                           [METHYLPHENANTHRENES CHART]

                         [C(2) ALKYLPHENANTHRENES CHART]

Figure B20: Partial m/z 178.08, 192.09 and 206.11 mass chromatograms for the bitumen outcrop sample (CN746), showing the distribution of (a) phenanthrene,
(b) methylphenanthrenes and (c) ethylphenanthrenes and dimethylphenanthrenes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen sample CN746 from outcrop, Page B21

                         [C(3) ALKYLPHENANTHRENES CHART]

                         [C(4) ALKYLPHENANTHRENES CHART]

Figure B21: Partial m/z 220.13 and 234.14 mass chromatograms for the bitumen outcrop sample (CN746), showing the distribution of (a) trimethylphenanthrenes and (b) retene and tetramethylphenanthrenes. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen sample CN746 from outcrop, Page B22

                                [BIPHENYL CHART]

            [METHYLBIPHENYLS, DIPHENYLMETHANE AND DIBENZOFURAN CHART]

             [C(2) ALKYLBIPHENYLS AND METHYLDIPHENYLMETHANES CHART]

Figure B22: Partial m/z 154.08, 168.09 and 182.07 mass chromatograms for the bitumen outcrop sample (CN746), showing the distribution of (a) biphenyl, (b) methylbiphenyls, diphenylmethane and dibenzofuran, and (c) dimethylbiphenyls, ethylbiphenyls and methyldiphenylmethanes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen sample CN746 from outcrop, Page B23

                                [FLUORENE CHART]

                             [METHYLFLUORENES CHART]

                         [FLUORANTHENE AND PYRENE CHART]

                  [METHYLPYRENES AND METHYLFLUORANTHENES CHART]

Figure B23: Partial m/z 166.08, 180.09, 202.08 and 216.09 mass chromatograms for the bitumen outcrop sample (CN746), showing the distribution of (a) fluorene,
(b) methylfluorenes, (c) fluoranthene and pyrene, and (d) methylfluoranthenes and methylpyrenes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen sample CN746 from outcrop, Page B24

                            [DIBENZOTHIOPHENE CHART]

                         [METHYLDIBENZOTHIOPHENES CHART]

                       [C(2) ALKYLDIBENZOTHIOPHENES CHART]

Figure B24: Partial m/z 184.03, 198.05 and 212.07 mass chromatograms for the bitumen outcrop sample (CN746), showing the distribution of (a) dibenzothiophene, (b) methyldibenzothiophenes and (c) dimethyldibenzothiophenes and ethyldibenzothiophenes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen sample CN746 from outcrop, Page B25

                                   APPENDIX C

                 CN383 (SOLID BITUMEN FROM VUG, SUBU-1, 91.24M)

                       PEAK ASSIGNMENTS AND ABBREVIATIONS

CSIRO Petroleum             Interoil solid bitumen geochemistry preliminary report, Page Ci

                     [a: FID, ALIPHATIC HYDROCARBONS CHART]

                      [b: FID, AROMATIC HYDROCARBONS CHART]

Figure C1: Gas chromatograms (FID) for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing (a) the distribution of aliphatic hydrocarbons and (b) the distribution of aromatic hydrocarbons. UCM = undifferentiated complex mixture.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C1

                     [a: TIC, ALIPHATIC HYDROCARBONS CHART]

                      [b: TIC, AROMATIC HYDROCARBONS CHART]

Figure C2: Total ion chromatograms (TIC) for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing (a) the distribution of aliphatic hydrocarbons and (b) the distribution of aromatic hydrocarbons. UCM = undifferentiated complex mixture.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C2

                                [N-ALKANES CHART]

                                     [CHART]

Figure C3: Partial m/z 85.10 mass chromatograms for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of n-alkanes, methylalkanes and iso-prenoids. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C13 isoprenoid, etc.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C3

                               [ISOPRENOIDS CHART]

                                     [CHART]

                                     [CHART]

Figure C4: Partial m/z 113.13 and 125.13 mass chromatograms for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of isoprenoids and B-carotane. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C(13) isoprenoid, etc.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C4

                           [n-ALKYLCYCLOHEXANES CHART]

                        [METHYLALKYLCYCLOHEXANES CHART]

Figure C5: Partial m/z 83.09 and 97.10 mass chromatograms for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of (a) n-alkylcyclohexanes and (b) methylalkylcyclohexanes. Numbers refer to n-alkylcyclohexane and methylalkylcyclohexane chain length. Peaks marked with "x" are due to n-alkane interference.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C5

                         [BICYCLIC SESQUITERPANES CHART]

                   [TRICYCLIC AND TETRACYCLIC TERPANES CHART]

Figure C6: Partial m/z 123.12 and 191.18 mass chromatograms for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of (a) C(14) to C(16) bicyclic sesquiterpanes and (b) tricyclic/tetracyclic terpanes. 14b refers to C(14) bicyclic sesquiterpanes, 19/3 refers to C(19) tricyclic terpane, 24/4 refers to C(24) tetracyclic terpane, and so on.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C6

                                 [HOPANES CHART]

                             [DEMETHYLHOPANES CHART]

                              [METHYLHOPANES CHART]

Figure C7: Partial m/z 191.18, 177.16 and 205.20 mass chromatograms for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of (a) hopanes, (b) demethylhopanes and (c) methylhopanes respectively. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C7

                              [C(27) HOPANES CHART]

                              [C(28) HOPANES CHART]

                              [C(29) HOPANES CHART]

Figure C8: Partial MRM chromatograms (m/z 370.4, 384.4, and 398.4 --> 191.2) for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of
(a) C(27), (b) C(28) and (c) C(29) hopanes. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C8

                              [C(30) HOPANES CHART]

                              [C(31) HOPANES CHART]

                              [C(32) HOPANES CHART]

Figure C9: Partial MRM chromatograms (m/z 412.4, 426.4, and 440.4 --> 191.2) for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of
(a) C(30), (b) C(31) and (c) C(32) hopanes. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C9

                              [C(33) HOPANES CHART]

                              [C(34) HOPANES CHART]

                              [C(35) HOPANES CHART]

Figure C10: Partial MRM chromatograms (m/z 454.5, 468.5, and 482.5 --> 191.2) for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of (a) C(33), (b) C(34) and (c) C(35) hopanes. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C10

                        [STERANES AND DIASTERANES CHART]

                                [STERANES CHART]

Figure C11: Partial m/z (a) 217.20 and (b) 218.20 mass chromatograms for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of steranes and diasteranes. Sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C11

                              [DIASTERANES CHART]

                             [METHYLSTERANES CHART]

Figure C12: Partial m/z (a) 259.24 and (b) 231.21 mass chromatograms for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of diasteranes and methylsteranes. Sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C12

                     [C(27) STERANES AND DIASTERANES CHART]

                     [C(28) STERANES AND DIASTERANES CHART]

                     [C(29) STERANES AND DIASTERANES CHART]

Figure C13: Partial MRM chromatograms (m/z 372.4, 386.4, and 400.4 --> 217.2) for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of (a) C (27), (b) C (28) and (c) C (29) steranes and diasteranes. Sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C13

                     [C(26) STERANES AND DIASTERANES CHART]

         [C(30) STERANES AND DIASTERANES (24-n- PROPYLCHOLESTANES) CHART]

                          [C(30) METHYLSTERANES CHART]

Figure C14: Partial MRM chromatograms (m/z 358.4, 414.4 --> 217.2; 414.4 -->
231.2) for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of (a) C(26) and (b) C(30) steranes and diasteranes, and (c) C(30) methylsteranes. Sterane, diasterane and methylsterane abbreviations are listed in Table A2.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C14

                                [HOPANES CHART]

                                    [CHART]

Figure C15: Partial added MRM chromatograms for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing (a) the distribution of C(27) to C(35) hopanes (m/z 370.4 + 384.4 + 398.4 + 412.4 + 426.4 + 440.4 + 454.4 + 468.4 + 4820.4 ->
191.2), and (b) the distribution of C27 to C29 steranes and diasteranes (m/z
372.4 + 386.4 + 400.4 --> 217.2). Hopane abbreviations are listed in Table A1, sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C15

                           [C(2) ALKYLBENZENES CHART]

                           [C(3) ALKYLBENZENES CHART]

                           [C(4) ALKYLBENZENES CHART]

Figure C16: Partial m/z 106.08, 120.09 and 134.11 mass chromatograms for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of (a) C(2) alkylbenzenes, (b) C(3) alkylbenzenes and (c) C(4) alkylbenzenes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C16

                               [NAPHTALENE CHART]

                          [METHYLNAPHTHALENES CHART]

                         [C(2) ALKYLNAPHTHALENES CHART]

Figure C17: Partial m/z 128.06, 142.08 and 156.09 mass chromatograms for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of (a) naphthalene, (b) methylnaphthalenes and (c) ethylnaphthalenes and dimethylnaphthalenes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C17

                         [C(3) ALKYLNAPHTHALENES CHART]

                         [C(4) ALKYLNAPHTHALENES CHART]

                         [C(5) ALKYLNAPHTHALENES CHART]

Figure C18: Partial m/z 170.11, 184.13 and 198.14 mass chromatograms for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of (a) trimethylnaphthalenes, (b) tetramethylnaphthalenes and (c) pentamethylnaphthalenes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C18

                                    [CHART]

                                    [CHART]

                                    [CHART]

Figure C19: Partial m/z 197.13, 183.12 and 198.14 mass chromatograms for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of (a) iso-hexylmethylnaphthalene, and (b) and (c) cadalene.


CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C19

                              [PHENANTHRENE CHART]

                          [METHYLPHENANTHRENES CHART]

                         [C(2) ALKYLPHENANTHRENES CHART]

Figure C20: Partial m/z 178.08, 192.09 and 206.11 mass chromatograms for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of (a) phenanthrene, (b) methylphenanthrenes and (c) ethylphenanthrenes and dimethylphenanthrenes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C20

                         [C(3) ALKYLPHENANTHRENES CHART]

                        [C(4) ALKYLPHENANTHRENES CHART]

Figure C21: Partial m/z 220.13 and 234.14 mass chromatograms for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of (a) trimethylphenanthrenes and (b) retene and tetramethylphenanthrenes. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C21

                                [BIPHENYL CHART]

           [METHYLBIPHENYLS, DIPHENYLMETHANE AND DIBENZOFURAN CHART]

             [C(2) ALKYLBIPHENYLS AND METHYLDIPHENYLMETHANES CHART]

Figure C22: Partial m/z 154.08, 168.09 and 182.07 mass chromatograms for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of (a) biphenyl, (b) methylbiphenyls, diphenylmethane and dibenzofuran, and (c) dimethylbiphenyls, ethylbiphenyls and methyldiphenylmethanes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C22

                                [FLUORENE CHART]

                            [METHYLFLUORENES CHART]

                        [FLUORANTHENE AND PYRENE CHART]

                 [METHYLPYRENES AND METHYLFLUORANTHENES CHART]

Figure C23: Partial m/z 166.08, 180.09, 202.08 and 216.09 mass chromatograms for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of
(a) fluorene, (b) methylfluorenes, (c) fluoranthene and pyrene, and (d) methylfluoranthenes and methylpyrenes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C23

                            [DIBENZOTHIOPHENE CHART]

                        [METHYLDIBENZOTHIOPHENES CHART]

                      [C(2) ALKYLDIBENZOTHIOPHENES CHART]

Figure C24: Partial m/z 184.03, 198.05 and 212.07 mass chromatograms for the bitumen from vug sample (CN383, Subu-1, 91.24m), showing the distribution of (a) dibenzothiophene, (b) methyldibenzothiophenes and (c) dimethyldibenzothiophenes and ethyldibenzothiophenes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen from vug, sample CN383, Page C24

                                   APPENDIX D

                   CN360 (SOLID BITUMEN FROM BLACK SANDSTONE,
                                SUBU-1, 75.57M)

                       PEAK ASSIGNMENTS AND ABBREVIATIONS



CSIRO Petroleum  Interoil solid bitumen geochemistry preliminary report, Page Di

                     [A: FID, ALIPHATIC HYDROCARBONS CHART]

                     [B: FID, AROMATIC HYDROCARBONES CHART]

Figure D1: Gas chromatograms (FID) for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing (a) the distribution of aliphatic hydrocarbons and (b) the distribution of aromatic hydrocarbons. UCM = undifferentiated complex mixture.

CSIRO Petroleum   Interoil, bitumen from black sandstone, sample CN360, Page D1

                     [A: TIC, ALIPHATIC HYDROCARBONS CHART]

                     [B: TIC, AROMATIC HYDROCARBONS CHART]

Figure D2: Total ion chromatograms (TIC) for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m, Subu-1, 75.57m), showing (a) the distribution of aliphatic hydrocarbons and (b) the distribution of aromatic hydrocarbons. UCM = undifferentiated complex mixture.

CSIRO Petroleum    Interoil, bitumen from black sandstone, sample CN360, Page D2

                               [N-ALKANES CHART]

                                    [CHART]

Figure D3: Partial m/z 85.10 mass chromatograms for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of n-alkanes, methylalkanes and isoprenoids. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C13 isoprenoid, etc.

CSIRO Petroleum    Interoil, bitumen from black sandstone, sample CN360, Page D3

                              [ISOPRENOIDS CHART]

                                    [CHART]

                                    [CHART]

Figure D4: Partial m/z 113.13 and 125.13 mass chromatograms for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of isoprenoids and (Beta)-carotane. Numbers refer to n-alkane chain length, Pr = pristane, Ph = phytane, iC13 = C13 isoprenoid, etc.

CSIRO Petroleum    Interoil, bitumen from black sandstone, sample CN360, Page D4

                          [N-ALKYLCYCLOHEXANES CHART]

                        [METHYLALKYLCYCLOHEXANES CHART]

Figure D5: Partial m/z 83.09 and 97.10 mass chromatograms for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of
(a) n-alkylcyclohexanes and (b) methylalkylcyclohexanes. Numbers refer to n-alkylcyclohexane and methylalkylcyclohexane chain length. Peaks marked with "x" are due to n-alkane interference.

CSIRO Petroleum    Interoil, bitumen from black sandstone, sample CN360, Page D5

                        [BICYCLIC SESQUITERPANES CHART]

                   [TRICYCLIC AND TETRACYCLIC TERPANES CHART]

Figure D6: Partial m/z 123.12 and 191.18 mass chromatograms for the bitumen from the black sandstone sample (CN360. Subu-1. 75.57m), showing the distribution of
(a) C14 to C16 Bicyclic sesquiterpanes and (b) tricyclic/tetracyclic terpanes. 14b refers to c14 bicyclic sesquiterpanes, 16/3 refers to c19 tricyclic terpane, 24/2 refers to c24 tetracyclic terpane. and so on

CSIRO Petroleum              Interoil, bitumen from black sandstone, sample CN360, Page D6

                                [HOPANES CHART]

                            [DEMETHYLHOPANES CHART]

                             [METHYLHOPANES CHART]

Figure D7: Partial m/z 191.18, 177.16 and 205.20 mass chromatograms for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of (a) hopanes, (b) demethylhopanes and (c) methylhopanes respectively. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum              Interoil, bitumen from black sandstone, sample CN360, Page D7

                             [C(27) HOPANES CHART]

                             [C(28) HOPANES CHART]

                             [C(29) HOPANES CHART]

Figure D8: Partial MRM chromatograms (m/z 370.4, 384.4, and 398.4/191.2) for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of (a) C(27), (b) C(28) and (c) C(29) hopanes. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum              Interoil, bitumen from black sandstone, sample CN360, Page D8

                             [C(30) HOPANES CHART]

                             [C(31) HOPANES CHART]

                             [C(32) HOPANES CHART]

Figure D9: Partial MRM chromatograms (m/z 412.4, 426.4, and 440.4/191.2) for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of (a) C(30), (b) C(31) and (c) C(32) hopanes. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum              Interoil, bitumen from black sandstone, sample CN360, Page D9

                             [C(33) HOPANES CHART]

                             [C(34) HOPANES CHART]

                             [C(35) HOPANES CHART]

Figure D10: Partial MRM chromatograms (m/z 454.5, 468.5, and 482.5/191.2) for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of (a) C(33), (b) C(34) and (c) C(35) hopanes. Hopane abbreviations are listed in Table A1.

CSIRO Petroleum              Interoil, bitumen from black sandstone, sample CN360, Page D10

                        [STERANES AND DIASTERANES CHART]

                                [STERANES CHART]

Figure D11: Partial m/z (a) 217.20 and (b) 218.20 mass chromatograms for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of steranes and diasteranes. Sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum              Interoil, bitumen from black sandstone, sample CN360, Page D11

                            [DIASTERANES(BA) CHART]

                             [METHYLSTERANES CHART]

Figure D12: Partial m/z (a) 259.24 and (b) 231.21 mass chromatograms for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of diasteranes and methylsteranes. Sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum              Interoil, bitumen from black sandstone, sample CN360, Page D12

                     [C(27) STERANES AND DIASTERANES CHART]

                     [C(28) STERANES AND DIASTERANES CHART]

                     [C(29) STERANES AND DIASTERANES CHART]

Figure D13: Partial MRM chromatograms (m/z 372.4, 386.4, and 400.4/217.2) for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of (a) C(27), (b) C(28) and (c) C(29) steranes and diasteranes. Sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum              Interoil, bitumen from black sandstone, sample CN360, Page D13

                     [C(26) STERANES AND DIASTERANES CHART]

        [C(30) STERANES AND DIASTERANES (24-n-PROPYLCHOLESTANES) CHART]

                          [C(30) METHYLSTERANES CHART]

Figure D14: Partial MRM chromatograms (m/z 358.4, 414.4 217.2; 414.4/231.2) for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of (a) C(26) and (b) C(30) steranes and diasteranes, and (c) C(30) methylsteranes, Sterane, diasterane and methylsterane abbreviations are listed in Table A2.

CSIRO Petroleum              Interoil, bitumen from black sandstone, sample CN360, Page D14

                                [HOPANES CHART]

                                    [CHART]

Figure D15: Partial added MRM chromatograms for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing (a) the distribution of C(27) to C35 hopanes (m/z 370.4 + 384.4 + 398.4 + 412.4 + 426.4 + 440.4 + 454.4 +
468.4 + 4820.4/191.2), and (b) the distribution of C(27) to C(29) steranes and diasteranes (m/z 372.4 + 386.4 + 400.4/217.2). Hopane abbreviations are listed in Table A1, sterane and diasterane abbreviations are listed in Table A2.

CSIRO Petroleum              Interoil, bitumen from black sandstone, sample CN360, Page D15

                           [C(2) ALKYLBENZENES CHART]

                           [C(3) ALKYLBENZENES CHART]

                           [C(4) ALKYLBENZENES CHART]

Figure D16: Partial m/z 106.08, 120.09 and 134.11 mass chromatograms for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of (a) C(2) alkylbenzenes, (b) C(3) alkylbenzenes and (c) C(4) alkylbenzenes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen from black sandstone, sample CN360, Page D16

                              [NAPHTHALENE CHART]

                           [METHYLNAPHTHALENES CHART]

                         [C(2) ALKYLNAPHTHALENES CHART]

Figure D17: Partial m/z 128.06, 142.08 and 156.09 mass chromatograms for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of (a) naphthalene, (b) methylnaphthalenes and (c) ethylnaphthalenes and dimethylnaphthalenes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen from black sandstone, sample CN360, Page D17

                         [C(3) ALKYLNAPHTHALENES CHART]

                         [C(4) ALKYLNAPHTHALENES CHART]

                         [C(5) ALKYLNAPHTHALENES CHART]

Figure D18: Partial m/z 170.11, 184.13 and 198.14 mass chromatograms for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of (a) trimethylnaphthalenes, (b) tetramethylnaphthalenes and (c) pentamethylnaphthalenes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen from black sandstone, sample CN360, Page D18

                                    [CHART]

                                    [CHART]

                                    [CHART]

Figure D19: Partial m/z 197.13, 183.12 and 198.14 mass chromatograms for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of (a) iso-hexylmethylnaphthalene, and (b) and (c) cadalene.

CSIRO Petroleum              Interoil, bitumen from black sandstone, sample CN360, Page D19

                              [PHENANTHRENE CHART]

                          [METHYLPHENANTHRENES CHART]

                        [C(2) ALKYLPHENANTHRENES CHART]

Figure D20: Partial m/z 178.08, 192.09 and 206.11 mass chromatograms for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of (a) phenanthrene, (b) methylphenanthrenes and (c) ethylphenanthrenes and dimethylphenan-threnes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen from black sandstone, sample CN360, Page D20

                        [C(3) ALKYLPHENANTHRENES CHART]

                        [C(4) ALKYLPHENANTHRENES CHART]

Figure D21: Partial m/z 220.13 and 234.14 mass chromatograms for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of (a) trimethylphenanthrenes and (b) retene and tetramethylphenanthrenes. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen from black sandstone, sample CN360, Page D21

                                [BIPHENYL CHART]

           [METHYLBIPHENYLS, DIPHENYLMETHANE AND DIBENZOFURAN CHART]

             [C(2) ALKYLBIPHENYLS AND METHYLDIPHENYLMETHANES CHART]

Figure D22: Partial m/z 154.08, 168.09 and 182.07 mass chromatograms for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of (a) biphenyl, (b) methylbiphenyls, diphenylmethane and dibenzofuran, and (c) dimethylbiphenyls, ethylbiphenyls and methyldiphenylmethanes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen from black sandstone, sample CN360, Page D22

                                [FLUORENE CHART]

                            [METHYLFLUORENES CHART]

                        [FLUORANTHENE AND PYRENE CHART]

                 [METHYLPYRENES AND METHYLFLUORANTHENES CHART]

Figure D23: Partial m/z 166.08, 180.09, 202.08 and 216.09 mass chromatograms for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of (a) fluorene, (b) methylfluorenes, (c) fluoranthene and pyrene, and (d) methylfluoranthenes and methylpyrenes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen from black sandstone, sample CN360, Page D23

                            [DIBENZOTHIOPHENE CHART]

                        [METHYLDIBENZOTHIOPHENES CHART]

                      [C(2) ALKYLDIBENZOTHIOPHENES CHART]

Figure D24: Partial m/z 184.03, 198.05 and 212.07 mass chromatograms for the bitumen from the black sandstone sample (CN360, Subu-1, 75.57m), showing the distribution of (a) dibenzothiophene, (b) methyldibenzothiophenes and (c) dimethyldibenzothiophenes and ethyldibenzothiophenes respectively. Peak abbreviations are listed in Table A4.

CSIRO Petroleum              Interoil, bitumen from black sandstone, sample CN360, Page D24